UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. ___

Post-Effective Amendment No. ___

NORTHERN LIGHTS FUND TRUST II

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices)

(631) 490-4300

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

251 Little Falls Drive

Wilmington, DE 19808

(Name and Address of Agent for Service)

With a copy to:

David J. Baum, Esq. Vedder Price P.C. 1401 New York Avenue NW Washington, DC 20005 (202) 312-3375	Kevin Wolf Ultimus Fund Solutions, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2635

Title of securities being registered: Shares of beneficial interest, with no par value, of the Sequoia ETF.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on May 11, 2026, pursuant to Rule 488.

Sequoia Fund, Inc.

45 Rockefeller Plaza, 34th Floor

New York, NY 10111

May 11, 2026

Dear Stockholder:

We are pleased to inform you of a plan to convert Sequoia Fund, Inc. (the “Target Fund”) to an exchange traded fund (“ETF”), which will continue to be managed by Ruane Cunniff L.P. (the “Adviser”).

A special meeting of stockholders of the Target Fund will be held at 10:00 am, E.T. on July 27, 2026 at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788. The purpose of the meeting is to ask stockholders to consider and vote on a proposal to convert the Target Fund to an ETF through the reorganization of the Target Fund into Sequoia ETF (the “Acquiring Fund”), a newly created series of Northern Lights Fund Trust II (the “Acquiring Trust”) managed by the Adviser. The reorganization is expected to take place on or about September 11, 2026 and is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes. In connection with the reorganization, your shares of the Target Fund will be exchanged for shares of equal value of the new ETF, with cash being received in lieu of fractional shares.

The reorganization has been recommended by the Adviser and has been considered and approved by the Board of Directors of the Target Fund (the “Target Fund Board”). The Adviser has advised the Target Fund Board of its belief that the reorganization is expected to result in certain benefits for Target Fund stockholders, including, among others, improved tax efficiency, stockholder flexibility and liquidity, tax-free reorganization, and portfolio management flexibility. For those reasons and based on representations from and information provided by the Adviser, the Target Fund Board has determined that the reorganization is in the best interests of the Target Fund and the interests of the existing stockholders  of the Target Fund will not be diluted as a result of the reorganization. Accordingly, the Target Fund Board recommends that you vote “FOR” the reorganization of the Target Fund. More information on the specific details of and reasons for the reorganization is contained in the enclosed Combined Proxy Statement/Prospectus.

Stockholders will need brokerage accounts with the ability to transact in ETF shares in connection with the reorganization. The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT—QUESTIONS AND ANSWERS that follows includes a description of required actions for stockholders who hold shares of the Target Fund in accounts that cannot hold ETF shares and should be read carefully.

If stockholders approve the reorganization and you do not wish to participate in the Reorganization, you can redeem your Target Fund shares. Prior to doing so, however, you should consider the tax consequences associated with this action.

Please read the enclosed materials carefully and cast your vote on the proxy card. Your vote is extremely important, no matter how large or small your holdings may be.

Voting is quick and easy. To authorize a proxy to cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also authorize a proxy to vote your shares by touch-tone telephone. Simply call the toll-free number on your proxy card, enter the control number found on the card, and follow the recorded instructions. You may also authorize a proxy to vote your shares by Internet. Simply go to the website indicated on your proxy card, enter the control number found on the front of your proxy card, and follow the instructions to authorize a proxy to cast your vote. You may receive a call from our proxy solicitor, EQ Fund Solutions, LLC, reminding you to vote.

If you have any questions before you vote, please call our proxy solicitor at [•]. Thank you for your participation in this important initiative.

Sincerely,

John B. Harris
President & CEO
Sequoia Fund, Inc.

QUESTIONS AND ANSWERS

This section contains a brief overview of the conversion of Sequoia Fund, Inc., a Maryland corporation (the “Target Fund”), to an exchange traded fund (“ETF”) through the reorganization of the Target Fund into Sequoia ETF (the “Acquiring Fund”), a newly formed series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Acquiring Trust”), managed by Ruane Cunniff L.P. (the “Adviser”).

We encourage you to read the complete Combined Proxy Statement/Prospectus to obtain more detailed information.

Stockholders should read this entire Combined Proxy Statement/Prospectus carefully.

The following is a brief Q&A that will help explain the Reorganization (as defined below), including the reasons for the Reorganization. A more detailed discussion of the Reorganization follows this section.

Q. What is happening to my investment? Why am I receiving a Combined Proxy Statement/Prospectus?

A. Because you own shares in the Target Fund, you are receiving this Combined Proxy Statement/Prospectus in connection with the solicitation of proxies by the Board of Directors of the Target Fund (the “Target Fund Board”) for use at the special meeting of stockholders of the Target Fund (the “Meeting”). At the Meeting, stockholders of the Target Fund will be asked to vote on an Agreement and Plan of Reorganization (the “Plan”) under which the Target Fund will substantially transfer all of its assets and all of its liabilities to the Acquiring Fund in exchange for newly issued shares of the Acquiring Fund (the “Reorganization”).

The Target Fund currently operates as a mutual fund. The Target Fund will be converted into an ETF through the Reorganization. As an ETF, the Acquiring Fund’s shares will be traded on the NYSE Arca, Inc. The Target Fund and the Acquiring Fund have the same investment objectives, investment strategies, fundamental investment policies and portfolio management team, and have substantially similar risks. Following the Reorganization, the Target Fund will be liquidated and dissolved. The chart below lists the name of the Target Fund and the Acquiring Fund:

Target Fund	Acquiring Fund A Series of Northern Lights Fund Trust II
Sequoia Fund, Inc.	Sequoia ETF

The Reorganization will be accomplished in accordance with the Plan which provides for the transfer of substantially all of the assets and all of the liabilities of the Target Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Target Fund shares followed immediately by the distribution by the Target Fund to its stockholders of the portion of shares of the Acquiring Fund to which the stockholder is entitled, except as noted below.

If you remain a stockholder of the Target Fund on the Closing Date (as defined below) of the Reorganization, you will receive shares of the Acquiring Fund of an equivalent aggregate NAV and, in some cases, cash that combined with the shares have the same value as your shares of the Target Fund on that date. Because shares of the Acquiring Fund are not issued in fractional shares, cash will be paid to some stockholders in lieu of their fractional shares of the Acquiring Fund, which cash payment may be taxable.

Account Requirements: ETF shares must be held in brokerage accounts. If you do not hold your shares of the Target Fund through a brokerage account that can accept shares of the Acquiring Fund on the Closing Date of the Reorganization, your Acquiring Fund shares will, except as noted below, be held by a stock transfer agent, on your behalf, until a brokerage account is identified or, if the Acquiring Fund shares are not transferred into a brokerage account within one year from the date of the Reorganization, the account will be converted to cash (subject to applicable federal or state laws concerning unclaimed property). Any Acquiring Fund shares held by the stock transfer agent on your behalf will be treated as being held by you for all U.S. federal income tax purposes.

If you hold shares through a fund direct individual retirement account (“IRA”) or a non-accommodating retirement account and do not take action to transfer your Target Fund shares to an appropriate brokerage account prior to the Reorganization, it is possible your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the NAV of your Target Fund shares. The Adviser is seeking an eligible agent to hold

Acquiring Fund shares in “hold only” accounts for fund direct IRAs and the non-accommodating retirement accounts. If such an agent is engaged, then you will receive Acquiring Fund shares as part of the Reorganization, and such shares will be held in the “hold only” account maintained by that agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). The Target Fund will prior to the stockholder meeting date notify stockholders if an eligible agent is engaged to hold Acquiring Fund shares in “hold only” accounts. If no eligible agent is identified, your Target Fund shares will be liquidated at the effective time of the Reorganization, and the proceeds of the liquidation will be paid to you.

TAX CONSEQUENCES OF LIQUIDATION: The liquidation of your investment and the distribution of cash may be a taxable event. For stockholders holding shares through an IRA or non-accommodating retirement account, such a liquidation will result in a cash payment to the stockholder and a taxable distribution from the IRA or retirement account to the account holder (unless it qualifies as a Roth IRA distribution or an eligible rollover) and the loss of the tax-advantaged status of the account. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders are urged to consult their tax advisors regarding the specific consequences of the Reorganization.

The IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT—QUESTIONS AND ANSWERS, beginning on page [•], provides important information about required action for stockholders who hold shares of the converting mutual fund in accounts that cannot hold ETF shares and should be read carefully.

The Target Fund Board unanimously recommends that you vote FOR the Reorganization.

Q. Is my vote important?

A. Yes. While the Target Fund Board has approved the Reorganization with respect to the Target Fund and recommends that you approve it, the Reorganization cannot go forward without the approval of the stockholders of the Target Fund. The Target Fund will continue to contact stockholders asking them to vote until it is sure that a quorum will be reached, and may continue to contact stockholders thereafter.

Q. Why has the Target Fund Board approved the Reorganization?

A. The Reorganization has been recommended by the Adviser and has been considered and approved by the Target Fund Board. Based on representations from and information provided by the Adviser, the Target Fund Board believes that the Reorganization is expected to result in certain benefits for Target Fund stockholders, including, among others:

•	Improved Tax Efficiency. ETFs generally are able to manage investment portfolios and stockholders subscriptions and redemptions through in-kind transactions. These tools permit a fund the opportunity to significantly reduce or eliminate capital gains distributions by delivering “out” the low basis shares. This feature is expected to materially improve after-tax outcomes for taxable stockholders.
•	stockholder Flexibility and Liquidity. ETF shares trade intraday on a national securities exchange, allowing stockholders to buy and sell shares throughout the trading day and to utilize standard trading tools such as limit orders. Thus, stockholders do not need to wait for a trading day to end to execute orders in ETF shares.
•	A Taxable stockholder Gains More Control Over the Timing of Tax Realizations. Within the Target Fund, a taxable stockholder can incur taxable capital gains anytime the Target Fund sells positions with unrealized gains. As ETFs generally manage investment portfolios and stockholder subscriptions and redemptions through in-kind transactions, the Acquiring Fund can often avoid selling positions with unrealized gains. In practical terms, this means a taxable stockholder will be able to better control the timing of capital gains tax realizations based on when the stockholder decides to sell their shares in the Acquiring Fund. Such stockholders do not have that level of control and flexibility in the Target Fund.
•	Uninterrupted Compounding. By not paying tax on capital gains at conversion, 100% of a stockholder’s investment value continues to compound. Likewise, because a stockholder is unlikely to incur significant capital gains in the future due to in-kind transactions in the ETF portfolio, compounding continues without the need to fund tax payments to cover capital gain recognition events like a stockholder might incur within the Fund.
•	Estate planning. If Acquiring Fund shares are held long-term and later transferred as part of an estate, beneficiaries generally receive a step-up in basis. This step up is even more powerful in the ETF versus a mutual fund, given the benefits of the in-kind transactions versus outright sales that trigger taxable gains and how that difference compounds over time.

•	Long-Term Competitiveness. ETF structures benefit from broader acceptance across advisory, brokerage, and institutional platforms, which supports asset stability and the long-term viability of the Target Fund for existing stockholders. Over the past 15 years, trends have shown assets migrating from mutual funds to ETFs. Although the mutual fund vehicle remains a desirable structure for a limited set of accounts that internally restrict holdings in single shares, for most Target Fund investors, ETFs are a permissible investment.
•	Tax-Free Reorganization. The Reorganization itself has been structured to be a tax-free transaction so that stockholders owning Target Fund shares will receive Acquiring Fund shares in the Reorganization without recognition of gain and will carry over their basis in Target Fund shares to the Acquiring Fund shares for U.S. federal income tax purposes.
•	Portfolio Management Flexibility. Through primary market transactions, ETFs can make portfolio changes without incurring substantial transaction costs in the form of brokerage and other commissions. The transactions are conducted with Authorized Participants are and not “known to the street” through price movements.

The Target Fund Board, including all of the Independent Directors (i.e., Directors who are not “interested persons” of the Target Fund as defined in the Investment Company Act of 1940 (the “1940 Act”)), determined that the participation in the Reorganization is in the best interests of the Target Fund and that the interests of existing Target Fund stockholders will not be diluted as a result of the Reorganization.

Q. How will the Reorganization affect me as a stockholder?

A. If the Reorganization is consummated, you will cease to be a stockholder of the Target Fund. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization.

Brokerage Account. If you hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF on the Closing Date of the Reorganization, you will automatically become a stockholder of the Acquiring Fund. As described in more detail above, upon completion of the Reorganization, you will receive shares of the Acquiring Fund and, in some cases, cash having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned on the Closing Date of the Reorganization. Shares of the Acquiring Fund are not issued in fractional shares. As a result, cash will be paid to stockholders in lieu of fractional shares, which may be taxable.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, the Acquiring Fund shares you receive as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

Non-Accommodating Retirement Accounts. If you hold your Target Fund shares in an IRA or group retirement plan where the plan sponsor does not have the ability to hold Acquiring Fund shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If such a change is not made prior to the Reorganization, and the Adviser is unable to identify an eligible agent to hold Acquiring Fund shares in “hold only” accounts, your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the NAV of your Target Fund shares. The Target Fund will prior to the stockholder meeting date notify stockholders if an eligible agent is engaged to hold Acquiring Fund shares in “hold only” accounts. If such an eligible agent is engaged, then you will receive Acquiring Fund shares as part of the Reorganization and such shares will be held in a “hold-only” account maintained by that agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). Either type of liquidation will result in a cash payment to the stockholder and a distribution from the IRA or group retirement plan. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

Fund Direct Accounts. If you hold shares through a fund direct account and do not take action to transfer your Target Fund shares to a brokerage account prior to the Reorganization, the Acquiring Fund shares you receive as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for your benefit for a maximum of one year. If these Acquiring Fund shares are not transferred into a brokerage account that can accept shares of an ETF within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

Fund Direct IRA. Fund Direct IRA. If you hold your Target Fund shares through a fund direct IRA and do not take action to transfer your Target Fund shares to a brokerage account that can accept Acquiring Fund shares prior to the Reorganization, and the Adviser is unable to identify an eligible agent to hold Acquiring Fund shares in “hold only” accounts, your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the NAV of your Target Fund shares. The Target Fund will prior to the stockholder meeting date notify stockholders if an eligible agent is engaged to hold Acquiring Fund shares in “hold only” accounts. If such an eligible agent is engaged, then you will receive Acquiring Fund shares as part of the Reorganization and such shares will be held in a “hold-only” account maintained by such agent for your benefit until an appropriate brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into a brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). Either type of liquidation will result in a cash payment to the stockholder and a distribution from the IRA. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the information below, including the separate Q&A that follows, for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for stockholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold in the secondary market. Shares of the Acquiring Fund will be listed for trading on the NYSE Arca, Inc. Shares of the Acquiring Fund may also be traded on other national securities exchanges, electronic crossing networks, and other alternative trading systems. Should you decide to purchase or sell shares of the Acquiring Fund after the Reorganization, you will need to place a trade through a broker who will execute your trade in the secondary market at prevailing market prices. Because the Acquiring Fund’s shares trade at market prices rather than at NAV, the Acquiring Fund’s shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. As with all transactions for ETFs, your broker may charge a commission for purchase and sale transactions.

Q. Will the Reorganization affect the way my investments are managed?

A. No. The Adviser is the investment adviser to the Target Fund and will serve as the investment adviser to the Acquiring Fund. The same individuals currently responsible for the day-to-day portfolio management of the Target Fund will be responsible for the day-to-day portfolio management of the Acquiring Fund. The individuals serving as Directors of the Target Fund differ from those individuals serving as Trustees of the Acquiring Fund. The Target Fund and the Acquiring Fund have the same investment objectives, investment strategies and fundamental investment policies and have substantially similar risks.

While the management remains the same, the way you trade your shares will change. Following the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on a national securities exchange through a broker at prevailing market prices. Unlike the Target Fund, which is bought and sold at NAV, Acquiring Fund shares may trade at a discount or premium to the Acquiring Fund’s NAV, and your broker may charge a commission for these transactions.

Q. Are there any other transactions occurring in addition to the Reorganization?

A. Yes. In addition to the Reorganization, the assets of multiple separately managed accounts (the “SMAs”) are expected to be transferred to the Acquiring Fund (the “Additional Transactions”). Stockholders of the Target Fund are not required to vote on the Additional Transactions.

Q. Will the fees and expenses of the Acquiring Fund be lower than the fees and expenses of the Target Fund?

A. Yes. It is anticipated that the Acquiring Fund will have lower total annual operating expenses than the Target Fund.

More information on the effects of the potential expense reductions is available in the Combined Proxy Statement/Prospectus.

Q. What are the differences between an ETF and a mutual fund?

A. ETFs are structurally different from mutual funds in several important aspects:

• A mutual fund investor may purchase and redeem shares directly from the mutual fund (through a distributor or a financial intermediary). Most ETF investors will buy and sell shares in secondary market transactions through brokers.

• A mutual fund will accept purchase and redemption orders from any stockholder on days that the mutual fund is open for business, and those orders will be effected at that day’s NAV. An ETF will issue or redeem shares at its NAV per share only in one or more blocks of a large, specified number of shares called a “Creation Unit,” on days that the ETF is open for business. Only an ETF’s “authorized participants” are permitted to engage in creation or redemption transactions directly with the ETF. All other stockholders will buy and sell shares of the ETF on an exchange at available market prices.

As a result of these structural differences, there are certain benefits associated with the ETF structure, such as secondary market liquidity, increased transparency, and the potential for increased tax efficiency. There are, however, certain risks associated with the ETF structure, including the risk that shares of an ETF will trade at market prices that are above (premium) or below (discount) NAV, or that an ETF’s “authorized participants” will not engage in creation or redemption transactions which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

Q. Will I be subject to comparable investment risks as a stockholder of the Acquiring Fund?

A. Yes. As noted above, the Target Fund and the Acquiring Fund have the same investment objectives, investment strategies and fundamental investment policies. Therefore, the Acquiring Fund will be subject to substantially similar investment risks as the Target Fund. Mutual funds, like the Target Fund, and ETFs, like the Acquiring Fund, however, will have structurally different risk profiles.

For additional discussion of these and other risk factors, please see the section entitled “Description of Investment Risks.”

Q. Will I be subject to additional ETF-specific structural risks as a stockholder of the Acquiring Fund?

A. Yes. As a stockholder of the Acquiring Fund, you will be subject to risks related to the Acquiring Fund’s ETF structure. For example, you will be subject to the risk that shares of your Acquiring Fund will trade at market prices that are above (premium) or below (discount) the Acquiring Fund’s NAV. You will also be subject to the risk that your Acquiring Fund’s “authorized participants,” which are the only entities that are permitted to engage in creation or redemption transactions directly with the Acquiring Fund, do not engage in such transactions, which could cause the Acquiring Fund’s shares to trade at a discount to NAV and possibly face trading halts and/or delisting.

For additional discussion of these and other risk factors, please see “ETF Risks” below.

Q. Is there anything else that will be different once I am a stockholder of the Acquiring Fund?

A. Yes. As a stockholder of the Target Fund, you can directly purchase or redeem your shares from the Target Fund (through a distributor or a financial intermediary) at a price based on the Target Fund’s NAV that is next calculated after your order is received by the Target Fund, subject to any applicable fees.

Only “authorized participants” of the Acquiring Fund can directly purchase or redeem shares of the Acquiring Fund at its NAV per share and only in Creation Unit sizes. Individual shares of the Acquiring Fund may only be purchased and sold on the secondary market through a broker at market prices. When you buy or sell shares of the Acquiring Fund through a broker, you may incur a brokerage commission or other charges imposed by the broker.

Q. When is the Reorganization expected to occur?

A. The Adviser anticipates that the Reorganization will occur on or around September 11, 2026 (the “Closing Date”).

The Closing Date may be delayed. The Target Fund will publicly disclose any changes to the applicable Closing Date.

Q. Will stockholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A. No. Stockholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q. Who will pay the costs in connection with the Reorganization?

A. The costs of the Reorganization will be borne by the Adviser, whether or not the Reorganization is consummated, except for any transfer fees, stamp tax, brokerage commissions or other transaction costs relating to the transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities. The cost of the Reorganization, which are estimated to be approximately $1,000,000 are not subject to recoupment by the Adviser.

Q. Will the Reorganization result in any federal tax liability to me?

A. The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization qualifies for tax-free treatment, Target Fund stockholders who receive shares of the Acquiring Fund in the Reorganization will not recognize gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization (except with respect to cash received in lieu of fractional shares of the Acquiring Fund). Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization.

Stockholders should consult their tax advisors about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Q. Can I purchase or redeem shares of the Target Fund before the Reorganization takes place?

A. Yes. Purchase and redemption orders must be received by the Target Fund by the dates indicated below:

Target Fund	Final Date to Purchase Target Fund Shares	Final Date to Redeem Target Fund Shares
Sequoia Fund, Inc.	August 29, 2026	September 10, 2026

These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to stockholders.

If you redeem your Target Fund shares, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q. Whom do I contact for further information?

A. If you have questions, please call 212-832-5280. You can also find information online at https://www.sequoiafund.com.

Important additional information about the Reorganization is set forth in the accompanying Combined Proxy Statement/Prospectus. Please read it carefully.

Important additional information about the Reorganization is set forth in the accompanying Combined Proxy Statement/Prospectus. Please read it carefully.

IMPORTANT NOTICE ABOUT YOUR TARGET FUND ACCOUNT
QUESTIONS AND ANSWERS

The following is a brief Q&A that provides information to help you to determine if you need to take action with respect to your stockholder account prior to the Reorganization in order to receive shares of the Acquiring Fund.

Q. What types of stockholder accounts can receive shares of the Acquiring Fund as part of the Reorganization?

A. Accounts That Require No Action. If you hold your shares of the Target Fund in a brokerage account that permits you to purchase securities traded on a stock exchange, such as ETFs or other types of stocks, you will be eligible to receive shares of the Acquiring Fund in the Reorganization. No further action is required.

Q. What types of stockholder accounts cannot receive shares of the Acquiring Fund as part of the Reorganization?

A. Accounts That Require Action. The following account types cannot hold shares of ETFs:

  Non-Accommodating Brokerage Accounts: If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds, you will need to contact your financial intermediary to set up a brokerage account that permits investments in Acquiring Fund shares.
  Non-Accommodating Retirement Accounts: If you hold shares of the Target Fund in an IRA or group retirement plan where the plan sponsor does not have the ability to hold Acquiring Fund shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization.
  Transfer Agent (Fund Direct) Accounts: If you hold your shares of the Target Fund in an account directly with SS&C GIDS, Inc., the Target Fund’s Transfer Agent, you should transfer your shares to a brokerage account that can accept Acquiring Fund shares prior to the Reorganization. You generally have a direct account if you receive account statements directly from the Target Fund and not from a third-party broker-dealer.
  Fund Direct IRAs: If you hold shares of the Target Fund through a fund direct IRA that does not have the ability to hold Acquiring Fund shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization.

See "Tax Consequences of Liquidation" above regarding the potential tax penalties for IRA liquidations. If you are unsure about the ability of your account to accept shares of the Acquiring Fund, please call 833-303-5010 or contact your financial advisor or other financial intermediary.

Q. How do I transfer my Target Fund shares from a fund direct account to a brokerage account that will accept Acquiring Fund shares?

A. Transferring your shares from a fund direct account to a brokerage account that can accept shares of the Acquiring Fund should be a simple process. If you have a brokerage account or a relationship with a brokerage firm, please speak to your broker and inform the broker that you would like to transfer a mutual fund position that you hold directly with the Target Fund into your brokerage account. Also inform your broker that such an account will need to be set up to accept shares of an ETF, such as the Acquiring Fund. If you don’t have a brokerage account or a relationship with a brokerage firm, you will need to open an account.

We suggest you provide your broker with a copy of your quarterly statement from the Target Fund containing your Target Fund account number. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the transfer agent directly, and the shares will be transferred into your brokerage account. The sooner you initiate the transfer, the better.

Q. How do I transfer my Target Fund shares from a non-accommodating brokerage account to a brokerage account that will accept Acquiring Fund shares?

A. If you hold your Target Fund shares in a brokerage account at a financial intermediary that only allows you to hold Target Fund shares in the account (and no other types of investments), you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. Contact your financial intermediary right away to make the necessary changes to your account.

Q. What will happen if I do not have a brokerage account that can accept Acquiring Fund shares at the time of the Reorganization?

A. In order to receive shares of the Acquiring Fund as part of the Reorganization, you must hold your shares of the Target Fund through a brokerage account that can accept shares of an ETF (the Acquiring Fund) on the Closing Date of the Reorganization.

Non-Accommodating Brokerage Accounts. If you hold your shares of the Target Fund in a brokerage account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your financial intermediary to set up a brokerage account that permits investments in ETF shares. If such a change is not made before the Reorganization, the Acquiring Fund shares you receive as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

Non-Accommodating Retirement Accounts. If you hold your Target Fund shares in an IRA or group retirement plan where the plan sponsor does not have the ability to hold Acquiring Fund shares, you may need to redeem your shares or, if applicable, your financial intermediary may transfer your investment in the Target Fund to a different investment option prior to the Reorganization. If such a change is not made prior to the Reorganization, and the Adviser is unable to identify an eligible agent to hold Acquiring Fund shares in “hold only” accounts, your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the NAV of your Target Fund shares. The Target Fund will prior to the stockholder meeting date notify stockholders if an eligible agent is engaged to hold Acquiring Fund shares in “hold only” accounts. If such an eligible agent is engaged, then you will receive Acquiring Fund shares as part of the Reorganization and such shares will be held in a “hold-only” account maintained by that agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). Either type of liquidation will result in a cash payment to the stockholder and a distribution from the IRA or group retirement plan. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

Transfer Agent (Fund Direct) Accounts. Similarly, if you hold shares of the Target Fund through a fund direct account and do not take action to transfer your shares to a brokerage account prior to the Reorganization, the Acquiring Fund shares you receive as part of the Reorganization will be held in a “hold only” account maintained by the Acquiring Fund’s transfer agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). This type of liquidation will result in a cash payment to you. If your shares are held in a taxable account, this cash payment could result in a taxable gain or loss for you. Stockholders should consult a tax advisor to understand the specific tax consequences based on their individual circumstances.

Fund Direct Individual Retirement Account. If you hold your shares of the Target Fund through a Fund Direct IRA and do not take action to transfer your investment in the Target Fund to a brokerage account that can accept Acquiring Fund shares prior to the Reorganization, and the Adviser is unable to identify an eligible agent to hold Acquiring Fund shares in “hold only” accounts, your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the NAV of your Target Fund shares. The Target Fund will prior to the stockholder meeting date notify stockholders if an eligible agent is engaged to hold Acquiring Fund shares in “hold only” accounts. If such an eligible agent is engaged, then you will receive Acquiring Fund shares as part of the Reorganization and such shares will be held in a “hold only” account maintained by such agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). Either type of liquidation will result in a cash payment to the stockholder and a distribution from the IRA. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders are urged to consult their tax advisors to understand the specific tax consequences of the Reorganization.

Please consult with your financial intermediary and tax advisor for more information on the impact that the Reorganization will have on you and your investments.

Q. What if I do not want to own shares of the Acquiring Fund?

A. If you do not want to receive shares of the Acquiring Fund in connection with the Reorganization, you can redeem your Target Fund shares prior to the Closing Date of the Reorganization as further described below. Prior to doing so, however, you should consider the tax consequences associated with redemption. Redemption of your Target Fund shares prior to the Reorganization may constitute a taxable transaction for you if you hold your shares in a taxable account. The last date to redeem your shares prior to the Reorganization is listed below:

Target Fund	Final Date to Redeem Target Fund Shares
Sequoia Fund, Inc.	September 10, 2026

These dates may change if the Closing Date of the Reorganization changes. Any changes to the Closing Date of the Reorganization will be communicated to stockholders.

Sequoia Fund, Inc.

45 Rockefeller Plaza, 34th Floor,

New York, New York 10111
(212) 832-5280

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on July 27, 2026

A Special Meeting of the Stockholders (the “Meeting”) of Sequoia Fund, Inc., a Maryland corporation (the “Target Fund”), will be held at 10:00 am, E.T. on July 27, 2026 at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 , and virtually via conference call, for the purposes of considering and voting upon the following proposal:

1.	To approve the Agreement and Plan of Reorganization by and among the Target Fund and Sequoia ETF (the “Acquiring Fund”), a series of Northern Lights Fund Trust II, pursuant to which the Target Fund would (A) transfer substantially all of its assets to the Acquiring Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, plus cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and (B) completely liquidate by distributing Acquiring Fund shares, plus cash in lieu of fractional shares, if any, and, if there is no accommodating transfer agent (“Accommodating TA”), cash to the Non-Accommodating Retirement Account Stockholder and Direct IRA Stockholders to (a) the stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that can accept Acquiring Fund shares, and, to the extent practicable, (b) stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that cannot accept Acquiring Fund shares including holders of non-accommodating retirement accounts (“Non-Accommodating Retirement Account Stockholders”), or a or fund direct individual retirement account (“Direct IRA Stockholders”), to a transfer agent that can hold such shares for the benefit of such stockholders or Direct IRA Stockholders, or (c) if there is no Accommodating TA, cash to Non-Accommodating Retirement Account Shareholders and Direct IRA Shareholders, and dissolve the Target Fund thereafter (the “Reorganization”).

In addition, stockholders will be asked to consider and vote on any other business that may properly come before the Meeting and any postponement or adjournment thereof.

We intend to hold the Meeting in person and virtually via conference call. We also encourage you to consider your options to vote by internet, telephone, or mail in advance of the Meeting.

Only stockholders of record of the Target Fund as of the close of business on April 30, 2026, the record date for the Meeting, are entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

If the necessary quorum to transact business is not obtained at the Meeting, or if a quorum is obtained but sufficient votes required to approve the proposal are not obtained, the chairman of the Meeting, or the stockholders present at the Meeting, may adjourn the Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.

By Order of the Board of Directors of Sequoia Fund, Inc.,

Yau Dun Lee

Secretary

New York, New York

May 11, 2026

The information contained in this Combined Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Combined Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED April 10, 2026

COMBINED PROXY STATEMENT/PROSPECTUS

Dated May 11, 2026

Sequoia Fund, Inc.

45 Rockefeller Plaza, 34th Floor,

New York, New York 10111
(212) 832-5280

This Combined Proxy Statement/Prospectus is being furnished to stockholders of Sequoia Fund, Inc., a Maryland corporation (the “Target Fund”), in connection with the solicitation of proxies to be voted at a special meeting of stockholders (the “Meeting”) of the Target Fund that is managed by Ruane Cunniff L.P. (the “Adviser”). The Meeting is scheduled for July 27, 2026 at 10:00, E.T., at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, New York 11788. The purpose of the Meeting is to consider and vote on a proposal to reorganize the Target Fund into Sequoia ETF (the “Acquiring Fund”), a newly formed series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Acquiring Trust”), managed by the Adviser.

Specifically, at the Meeting you and other stockholders of the Target Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Target Fund would:

(A) transfer substantially all of its assets to the Acquiring Fund, in exchange solely for newly issued shares of beneficial interest of the Acquiring Fund, plus cash in lieu of fractional shares, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund; and

(B) completely liquidate by distributing Acquiring Fund shares, plus cash in lieu of fractional shares, if any, to (a) the stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that can accept Acquiring Fund shares, and, to the extent practicable, (b) stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that cannot accept Acquiring Fund shares, including holders of non-accommodating retirement accounts (“Non-Accommodating Retirement Account Stockholders”), or a fund direct individual retirement account (“Direct IRA Stockholders”), to a transfer agent that can hold such shares for the benefit of such stockholders or Direct IRA Stockholders (the “Reorganization”), or (c) if there is no accommodating transfer agent, cash to Non-Accommodating Retirement Account Shareholders and Direct IRA Shareholders.

A copy of the Plan is provided in Appendix B hereto.

If stockholders of the Target Fund vote to approve the Plan and the other closing conditions are satisfied or waived, stockholders of the Target Fund who receive Acquiring Fund shares will receive shares of the Acquiring Fund having an aggregate net asset value equal to the net asset value of the shares of the Target Fund they held immediately prior to the Reorganization, as determined pursuant to the Plan, with any cash being received in lieu of fractional shares.

The Target Fund’s Board of Directors (the “Target Fund Board”) will consider additional actions if the Target Fund does not receive stockholder approval of the Reorganization or other closing conditions are not satisfied or waived, which may include continuing to operate the Target Fund as a mutual fund.

In preparation for the closing of the Reorganization, the last day to purchase shares of the Target Fund will be August 29, 2026. Redemption orders for Target Fund shares must be placed by September 10, 2026, or the Target Fund shares will be converted to Acquiring Fund shares. The Reorganization is expected to occur after the close of trading on September 11, 2026. The Acquiring Fund will be open for trading on September 14, 2026. Shares of the Acquiring Fund will be listed for trading on the NYSE Arca, Inc. following the Reorganization.

This document is a proxy statement for the Target Fund and a prospectus for the Acquiring Fund. This Combined Proxy Statement/Prospectus and the enclosed proxy card will be mailed to stockholders of the Target Fund beginning on or about May 12, 2026. This Combined Proxy Statement/Prospectus contains information you should know before voting on the Reorganization. This Combined Proxy Statement/Prospectus also sets forth concisely the information about the Acquiring Fund that an investor should know before investing. You should retain this document for future reference.

The Reorganization will be considered by stockholders who owned shares of the Target Fund as of the close of business on April 30, 2026 (the “Record Date”). The Target Fund is a registered open-end management investment company organized as a Maryland corporation and the Acquiring Fund is a series of a registered open-end management investment company organized as a Delaware statutory trust. The principal business address of the Target Fund is 45 Rockefeller Plaza, 34th Floor, New York, New York 10111. The telephone number of the Target Fund is (212) 832-5280. The principal business address of the Acquiring Fund is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The telephone number of the Acquiring Fund is (631) 490-4300.

The Target Fund Board, including all of the Target Fund Board’s Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)), after careful consideration and based on representations from and information provided by the Adviser, have determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing stockholders of the Target Fund. The Target Fund Board made this determination based on various factors that are discussed in this Combined Proxy Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

This Combined Proxy Statement/Prospectus, which you should read carefully and retain for future reference, sets forth concisely the information that you should know before investing. This Combined Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, does not include certain information contained elsewhere in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents.

A statement of additional information relating to this Combined Proxy Statement/Prospectus and the proposed Reorganization (the “Statement of Additional Information”), dated May 11, 2026, is available upon request and without charge by contacting the Funds. This Statement of Additional Information also is incorporated herein by reference and is legally deemed to be part of this Combined Proxy Statement/Prospectus.

The following additional materials are incorporated herein by reference and are legally deemed to be part of this Combined Proxy Statement/Prospectus:

•	the Prospectus of the Acquiring Fund relating to the Reorganization, dated May 11, 2026;

•	the Statement of Additional Information of the Acquiring Fund relating to the Reorganization, dated May 11, 2026;

•	the Prospectus of the Target Fund dated May 1, 2025 (SEC Accession No. 0001104659-25-039188), as supplemented to date;
•	the Statement of Additional Information of the Target Fund dated May 1, 2025 (SEC Accession No. 0001104659-25-039188), as supplemented to date; and
•	the Report of the Independent Registered Public Accounting Firm and audited financial statements included in the Form N-CSR of the Target Fund for the fiscal year ended December 31, 2025, filed February 26, 2026 (SEC Accession No. 0001193125-26-074946).

The Target Fund’s prospectus and statement of additional information are available at https://www.sequoiafund.com. The Target Fund’s Annual Reports and Semi-Annual Reports are also available at https://www.sequoiafund.com/resources/.

You may request free copies of the Target Fund’s prospectus and statement of additional information (including any supplement thereto), and the Statement of Additional Information by calling at 800-686-6884, or by writing to Sequoia Fund, Inc., 45 Rockefeller Plaza, 34th Floor, New York, New York 10111.

Because the Acquiring Fund has not yet commenced operations, no stockholder reports are available for it. All available materials have been filed with the SEC.

Each Fund also files proxy materials, Combined Proxy Statements, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be obtained electronically from the EDGAR database on the SEC’s Internet site (http://www.sec.gov) or, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL FUNDS, THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Summary	1
How the Reorganization Will Work	1
U.S. Federal Income Tax Consequences of the Reorganization	3
COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND	4
Fees and Expenses	4
Comparison of Investment Objectives, Principal Investment Strategies and Fundamental Investment Policies	5
Comparison of the Funds’ Principal Risks	7
Description of Principal Risks	8
Comparison of Management of the Funds	10
Comparison of Performance	12
Dividends, Distributions and Pricing	12
Comparison of Valuation of Portfolio Securities	14
Comparison of Purchase, Redemption and Exchange of Shares	16
Payments to Broker-Dealers and Other Financial Intermediaries	17
Comparison of Service Providers	17
Additional Information About The Reorganization	18
Terms of the Reorganization	18
Termination of the Plan	18
Description of Securities to Be Issued	19
Costs of the Reorganization	19
U.S. Federal Income Tax Status of the Reorganization	19
Capitalization	22
Reasons for the Reorganization	23
PROXY VOTING AND STOCKHOLDER MEETING INFORMATION	25
Target Fund Board Recommendation and Required Vote.	25
Voting.	26
Quorum and Methods of Tabulation.	26
Stockholder Proxies.	26
Revoking Your Proxy.	26
Solicitation of Proxies.	26
Dissenters’ Right of Appraisal.	26
Other Business.	27
Adjournment.	27
CAPITAL STRUCTURE AND stockholder RIGHTS	27
ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE TARGET FUND	28
PRINCIPAL stockholderS	29
ADDITIONAL INFORMATION	29
FINANCIAL HIGHLIGHTS	29

Summary

The Target Fund, which is currently operated as a mutual fund, will be converted into an ETF through the Reorganization. As an ETF, the Acquiring Fund’s shares will be traded on the NYSE Arca, Inc. The Reorganization will be accomplished in accordance with the Plan. This Combined Proxy Statement/Prospectus is being used by the Target Fund to solicit proxies to vote at the Meeting. Stockholders of the Target Fund are being asked to consider a proposal to approve the Plan.

The following is a summary of the Reorganization. More complete information appears later in this Combined Proxy Statement/Prospectus. You should carefully read the entire Combined Proxy Statement/Prospectus because it contains details that are not included in this summary.

How the Reorganization Will Work

Under the Plan, substantially all of the assets and all the liabilities of the Target Fund will be transferred to the newly created Acquiring Fund, in exchange for shares of the Acquiring Fund of equivalent aggregate net asset value (“NAV”). Your shares of the Target Fund will be exchanged for shares of equivalent aggregate NAV of the Acquiring Fund, plus cash in lieu of fractional shares, if any. Shares of the Acquiring Fund will be transferred to each stockholder’s brokerage account, or if a stockholder does not have a brokerage account, the shares will be held by a stock transfer agent, on behalf of the stockholder, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). If you hold shares through a fund direct individual retirement account (“IRA”) or a non-accommodating retirement account and do not take action to transfer your Target Fund shares to an appropriate brokerage account prior to the Reorganization, it is possible your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the NAV of your Target Fund shares. The Adviser is seeking an eligible agent to hold Acquiring Fund shares in “hold only” accounts for fund direct IRAs and the non-accommodating retirement accounts. If such an agent is engaged, then you will receive Acquiring Fund shares as part of the Reorganization, and such shares will be held in the “hold only” account maintained that agent for your benefit until a brokerage account is identified or for a maximum of one year. If these Acquiring Fund shares are not transferred into an appropriate brokerage account within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). The Target Fund will prior to the stockholder meeting date notify stockholders if an eligible agent is engaged to hold Acquiring Fund shares in “hold only” accounts. If no eligible agent is identified, your Target Fund shares will be liquidated at the effective time of the Reorganization, and the proceeds of the liquidation will be paid to you.

After shares of the Acquiring Fund are distributed to the Target Fund’s stockholders, the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a stockholder of the Target Fund and will become a stockholder of the Acquiring Fund. This exchange will occur on the Closing Date of the Reorganization, which is the specific date on which the Reorganization takes place. The closing of the Reorganization is expected to occur after the close of business on or about September 11, 2026. The Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the Closing Date.

In addition to the Reorganization, the assets of multiple separately managed accounts (the “SMAs”) are expected to be transferred to the Acquiring Fund (the “Additional Transactions”).

Based on representations from and information provided by the Adviser, the Board of Directors of the Target Fund (the ‘“Target Fund Board”) believes that the Reorganization is expected to result in certain benefits for Target Fund stockholders, including, among others:

•	Improved Tax Efficiency. ETFs generally are able to manage investment portfolios and stockholders subscriptions and redemptions through in-kind transactions. These tools permit a fund the opportunity to significantly reduce or eliminate capital gains distributions by delivering “out” the low basis shares. This feature is expected to materially improve after-tax outcomes for taxable stockholders.
•	Stockholder Flexibility and Liquidity. ETF shares trade intraday on a national securities exchange, allowing stockholders to buy and sell shares throughout the trading day and to utilize standard trading tools such as limit orders. Thus, stockholders do not need to wait for a trading day to end to execute orders in ETF shares.
•	A Taxable stockholder Gains More Control Over the Timing of Tax Realizations. Within the Target Fund, a taxable stockholder can incur taxable capital gains anytime the Target Fund sells positions with unrealized gains. As ETFs generally manage investment portfolios and stockholder subscriptions and redemptions through in-kind transactions, the Acquiring Fund can often avoid selling positions with unrealized gains. In practical terms, this means a taxable stockholder will be able to better control the timing of capital gains tax realizations based on when the stockholder decides to sell their shares in the Acquiring Fund. Such stockholders do not have that level of control and flexibility in the Target Fund.
1

•	Uninterrupted Compounding. By not paying tax on capital gains at conversion, 100% of a stockholder’s investment value continues to compound. Likewise, because a stockholder is unlikely to incur significant capital gains in the future due to in-kind transactions in the Acquiring Fund’s portfolio, compounding continues without the need to fund tax payments to cover capital gain recognition events like a stockholder might incur within the Target Fund.
•	Estate planning. If Acquiring Fund shares are held long-term and later transferred as part of an estate, beneficiaries generally receive a step-up in basis. This step up is even more powerful in the ETF versus a mutual fund, given the benefits of the in-kind transactions versus outright sales that trigger taxable gains and how that difference compounds over time.
•	Long-Term Competitiveness. ETF structures benefit from broader acceptance across advisory, brokerage, and institutional platforms, which supports asset stability and the long-term viability of the Target Fund for existing stockholders. Over the past 15 years, trends have shown assets migrating from mutual funds to ETFs. Although the mutual fund vehicle remains a desirable structure for a limited set of accounts that internally restrict holdings in single shares, for most Target Fund investors, ETFs are a permissible investment.
•	Tax-Free Reorganization. The Reorganization itself has been structured to be a tax-free transaction so that stockholders owning Target Fund shares will receive Acquiring Fund shares in the Reorganization without recognition of gain and will carry over their basis in Target Fund shares to the Acquiring Fund shares for U.S. federal income tax purposes.
•	Portfolio Management Flexibility. Through primary market transactions, ETFs can make portfolio changes without incurring substantial transaction costs in the form of brokerage and other commissions. The transactions are conducted with Authorized Participants are and not “known to the street” through price movements.

The Acquiring Fund will pursue the same investment objectives and investment strategies as the Target Fund but in the ETF structure. Ruane Cunniff L.P. will serve as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, the management fee of the Acquiring Fund is lower than the management fee of the Target Fund. The Target Fund Board recognizes that as stockholders of an ETF after the Reorganization, stockholders may bear certain costs with respect to maintaining brokerage accounts and selling shares that the stockholders did not experience as mutual fund stockholders. However, the Target Fund Board believes that the benefits of the ETF structure outweigh these costs.

The Target Fund Board, including all of the Target Fund Board’s Directors who are not “interested persons” (as defined in the 1940 Act), after careful consideration and based on representations from and information provided by the Adviser, has determined that the Reorganization is in the best interests of the Target Fund and will not dilute the interests of the existing stockholders of the Target Fund. The Target Fund Board made this determination based on various factors that are discussed in this Combined Proxy Statement/Prospectus, under the discussion of the Reorganization in the section entitled “Reasons for the Reorganization.”

Similarly, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”), including all of the Trustees who are not “interested persons” (as defined in the 1940 Act), has approved the Reorganization with respect to the Acquiring Fund. The Acquiring Fund Board has determined that the Reorganization is in the best interests of the Acquiring Fund.

If the Reorganization is consummated, you will cease to be a stockholder of the Target Fund and will become a stockholder of the Acquiring Fund. Upon completion of the Reorganization, you will own shares of the Acquiring Fund having an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund you owned immediately prior to the Reorganization, with cash being received in lieu of fractional shares. Shares of the Acquiring Fund will be transferred to your brokerage account, or, if you do not have a brokerage account or hold shares of the Target Fund through a brokerage account that cannot accept shares of the Acquiring Fund, the shares will, except as noted below, be held by a stock transfer agent, on your behalf, until a brokerage account is identified or the account is converted to cash (subject to applicable federal or state laws concerning unclaimed property). Any Acquiring Fund shares held by the stock transfer agent on your behalf will be treated as being held by you for all U.S. federal income tax purposes.

If you hold shares through a fund direct IRA or a non-accommodating retirement account and do not take action to transfer your Target Fund shares to an appropriate brokerage account prior to the Reorganization, it is possible your Target Fund shares will be liquidated at the effective time of the Reorganization and you will receive cash equal in value to the NAV of your Target Fund shares. The Adviser is seeking an eligible agent to hold Acquiring Fund shares in “hold only” accounts for fund direct IRAs and the non-accommodating retirement accounts. If such an agent is engaged, then you will receive Acquiring Fund shares as part of the Reorganization, and such shares will be held in the “hold-only” account maintained by that agent for your benefit for a maximum of one year. If these Acquiring Fund shares are not transferred into a brokerage account that can accept shares of the Acquiring Fund within a year of the Closing Date of the Reorganization, your Acquiring Fund shares will be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). The Target Fund will prior to the stockholder meeting date notify stockholders if an eligible agent is engaged to hold Acquiring Fund shares in “hold only” accounts. If no eligible agent is identified, your Target Fund shares will be liquidated at the effective time of the Reorganization, and the proceeds of the liquidation will be paid to you. Stockholders who hold Target Fund shares through a fund direct IRA or a non-accommodating retirement account are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization.

2

EQ Fund Solutions, LLC will require a medallion signature guarantee in connection with transferring assets in “hold only” accounts to newly established brokerage accounts. Stockholder rights will be limited in respect of such accounts.

Shares of the Acquiring Fund are not issued in fractional shares. As a result, stockholders will receive cash in lieu of fractional shares of the Acquiring Fund, resulting in a small cash payment that may be taxable to you for U.S. federal income tax purposes. If you do not currently hold your shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund, please see the separate Q&A that accompanies this Combined Proxy Statement/Prospectus on page [•], for additional actions that you must take to receive shares of the Acquiring Fund as part of the Reorganization. No further action is required for stockholders that hold shares of the Target Fund through a brokerage account that can hold shares of the Acquiring Fund.

After the Reorganization, individual shares of the Acquiring Fund may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through a broker-dealer at market prices. A stockholder may pay brokerage or other charges determined by the stockholder’s financial intermediary, although ETFs do trade with no transaction fees (NTF) on many platforms, and incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a discount or premium to the Fund’s NAV.

U.S. Federal Income Tax Consequences of the Reorganization

As a condition to the closing of the Reorganization, the Target Fund and the Acquiring Fund must receive an opinion of Vedder Price P.C. to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that neither you nor, in general, the Target Fund will recognize gain or loss as a direct result of the Reorganization of the Target Fund (except with respect to cash received by a stockholder, if any), and the holding period and aggregate tax basis for the Acquiring Fund shares that you receive will be the same as the holding period and aggregate tax basis of the Target Fund shares that you surrender in the Reorganization. Capital gains from securities sales by the Target Fund prior to the Reorganization may be distributed by the Acquiring Fund after the Reorganization. Prior to the consummation of the Reorganization, you may redeem your Target Fund shares, generally resulting in the recognition of gain or loss for U.S. federal income tax purposes based on the difference between your tax basis in the shares and the amount you receive for them. Different tax considerations apply to you if you do not hold your Target Fund shares via a brokerage account that can accept shares of the Acquiring Fund on the Closing Date and therefore have your investment liquidated.

You should consult your tax advisor regarding the effect, if any, of the Reorganization, in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Reorganization, please see the section entitled “Information about the Plan—What are the tax consequences of the Reorganization?”

COMPARISON OF THE TARGET FUND AND THE ACQUIRING FUND

Fees and Expenses

Stockholders of the Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The fees and expenses in the tables appearing below are based on the expenses of the Target Fund for the fiscal year ended December 31, 2025, and on a pro forma basis for the Acquiring Fund after giving effect to (a) the Reorganization and (b) the Reorganization and the Additional Transactions (provided separately because the Reorganization and Additional Transactions are not contingent on one another). You will not pay any sales load, contingent deferred sales charge, commission, redemption fee, or other transaction fee in connection with the Reorganization.

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Stockholder Fees

(fees paid directly from your investment)

	Target Fund (Current)	Acquiring Fund (Pro Forma — Reorganization Only)	Acquiring Fund (Pro Forma — Reorganization and Additional Transactions)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (load) imposed on redemptions (as a percentage of net asset value at the time of your purchase or redemption, whichever is lower)	None	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of amount reinvested)	None	None	None
Redemption Fee (as a percentage of amount redeemed, for shares held less than 30 days)	None	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Target Fund (Current)	Acquiring Fund (Pro Forma — Reorganization Only)	Acquiring Fund (Pro Forma — Reorganization and Additional Transactions)
Management Fees	1.00%	0.99% [1]	0.99% [1]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.11%	0.00% [2]	0.00% [2]
Total Annual Fund Operating Expenses	1.11%	0.99%	0.99%
Expense Reimbursement by the Adviser	(0.11)% [3]	0.00%	0.00%
Total Annual Fund Operating Expenses	1.00%	0.99%	0.99%

1 The Sequoia ETF’s Adviser, Ruane Cunniff L.P., receives a “unitary fee” pursuant to which it provides investment advisory service and pays most of the Fund’s operating expenses except brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.
2 “Other Expenses” for Target Fund are based on estimated amounts for the current fiscal year and calculated as a percentage of the Fund’s assets.
3 It is the intention of the Adviser to ensure the Target Fund does not pay in excess of 1.00% in Net Annual Fund Operating Expenses. This expense reimbursement obligation is a provision of the Adviser’s investment advisory contract with the Target Fund and the reimbursement obligation will be in effect only so long as that investment advisory contract is in effect.

Expense Examples

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These Examples are meant to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis, and allow you to compare these costs with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years

Target Fund (Current)	$113	$353	$612	$1,252
Acquiring Fund (Pro Forma — Reorganization Only)	$101	$315	$547	$1,213
Acquiring Fund (Pro Forma — Reorganization and Additional Transactions)	$101	$315	$547	$1,213

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in a greater amount of taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in the “Annual Fund Operating Expenses” table or in the expense examples, affect a Fund’s performance. During the Target Fund’s most recent fiscal year, the Target Fund’s portfolio turnover rate was 10% of the average value of the Fund’s portfolio. The Acquiring Fund will not commence operations until the consummation of the Reorganization.

Reorganization costs do not include any repositioning costs arising from sales of portfolio assets by the Target Fund before the Reorganization, which costs will be borne by the Target Fund. However, because the Target Fund’s investment objectives and policies are the same as those of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

Comparison of Investment Objectives, Principal Investment Strategies and Fundamental Investment Policies

The Target Fund and the Acquiring Fund have the same investment objectives, investment strategies and fundamental investment policies and are set forth below.

Investment Objective

The Target Fund and Acquiring Fund have the same investment objective. Each Fund seeks to seek to achieve long-term growth of capital.

The investment objective of each Fund is non-fundamental, which means that it may be changed without the approval of a Fund’s stockholders upon 60 days’ written notice to the Fund’s stockholders.

Investment Strategies

The Target Fund and the Acquiring Fund have the same investment strategies, but for a change to the first two sentences noted in the comparison below.

Target Fund	Acquiring Fund

The Fund’s investment objective is long-term growth of capital. In pursuing this objective, the Fund focuses on investing in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. A guiding principle is the consideration of equity securities, such as common stock, as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise.

Same, except that the first two sentences of the first paragraph will read: The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified
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No weight is given to technical stock market studies. The balance sheet and earnings history and prospects of each company are extensively studied to appraise fundamental intrinsic value. The Fund normally invests in equity securities of U.S. and non-U.S. companies. The Fund may invest in securities of issuers with any market capitalization. The Fund may sell the security of an issuer for a variety of reasons, including when the issuer shows deteriorating fundamentals, its earnings progress falls short of the Adviser’s expectations or its valuation appears excessive relative to its expected future earnings.

Ordinarily, the Fund’s portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund is not required, however, to be fully invested in equity securities and, in fact, usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities.

Depending upon market conditions, cash reserves may be a significant percentage of the Fund’s net assets. The Fund is classified as non-diversified.

index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

Fundamental Investment Policies

The Target Fund and the Acquiring Fund have adopted the same fundamental investment policies, which may not be changed without prior stockholder approval.

The following fundamental investment restrictions may not be changed without approval by a “majority of the outstanding shares” of the applicable Fund, which means the vote of the lesser of (a) 67% or more of the shares of a fund represented at a meeting, if the holders of more than 50% of the outstanding shares of a fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of a fund.

Target Fund	Acquiring Fund
The Fund may not:
1. Underwrite the securities of other issuers, except the Fund may, as indicated above (see “Restricted or Not Readily Marketable Securities”), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.	Same
2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.	Same
3. Purchase or sell commodities or commodity contracts.
4. Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities. (See “Restricted or Not Readily Marketable Securities”).	Same
5. Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund’s total assets at the time any borrowing is made, provided that the term “borrow” shall not include the short-term credits referred to in paragraph 6 below.	Same
6. Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.	Same
7. Make short sales of securities.	Same
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8. Purchase or sell puts and calls on securities.	Same
9. Participate, on a joint or joint and several basis, in any securities trading account.	Same
10. Purchase the securities of any other investment company except (1) in the open market where, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than the customary broker’s commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.	Same
11. Invest in companies for the purpose of exercising management or control.	Same
12. Invest more than 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of any one issuer.	Same
13. Issue senior securities, except as permitted by the 1940 Act.	Same
14. Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.	Same

Comparison of the Funds’ Principal Risks

The risks associated with an investment in the Target Fund and the Acquiring Fund are identical, except that, as a stockholder of the Acquiring Fund you will be subject to risks related to the Acquiring Fund’s ETF structure; all other differences between the risks of the Acquiring Fund and those of the Target Fund, as described below, reflect only a tailoring or clarification of the risks of the Target Fund, and such differences do not reflect (and should not be interpreted to reflect) any difference in the way the Acquiring Fund will be managed as compared to the Target Fund. In the below discussion, the risks for the Target Fund and Acquiring Fund are identified, followed by a description of each risk.

Principal Risks	Target Fund	Acquiring Fund
Currency Risk	●	●
Capital Gain Risk.	●	●
ETF Structures Risk		●
Authorized Participant Risk		●
Not Individually Redeemable		●
Trading Issues		●
Market Price Variance Risk		●
Foreign (Non-U.S.) Risks	●	●
Growth Company Risk	●	●
Illiquid Investments Risk	●	●
Market Risk	●	●
Non-Diversification Risk	●	●
Risks of Investing in a Managed Fund	●	●
Small-Cap and Mid-Cap Company Risk	●	●
Value Investing Risk	●	●

Description of Principal Risks

There is no guarantee that your investment in the Acquiring Fund will increase in value. The value of your investment in the Acquiring Fund could go down, meaning you could lose some or all of your investment.

Currency Risk.

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This refers to the risk that securities that trade or are denominated in currencies other than the U.S. Dollar may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline. Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. Dollar and the respective foreign currency.

Capital Gain Risk.

As of the date of this Prospectus, a substantial portion of the Fund’s NAV is attributable to realized and/or net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it generally expects to make capital gain distributions to stockholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. If such distribution is reinvested in Fund shares, any such income or gain will increase the tax basis of your shares, which will reduce the amount of gain or increase the amount of loss you recognize on a disposition of your shares. You should consult your tax professional about your investment in the Fund.

ETF Structure Risk.

The Acquiring Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund shares may be more likely to trade at a premium or discount to net asset value and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for exchange traded funds (“ETFs”) that invest in non-U.S. securities or other securities or instruments that have lower trading volumes.
•	Not Individually Redeemable. Shares are not individually redeemable to retail investors and may be redeemed only by the Fund only to Authorized Participants at NAV in large blocks known as “Creation Units.” An Authorized Participant may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.
•	Trading Issues. An active trading market for the Shares may not be developed or maintained. Trading in Shares on NYSE Arca (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the trading of the Shares being suspended or the Shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.
•	In times of market stress, market makers may step away from their role market making in the Shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and an ETF’s NAV.
•	The market price of the Shares may deviate from an ETF’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than an ETF’s NAV, which is reflected in the bid and ask price for Shares or in the closing price.
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•	When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Shares is open, there may be changes from the last quote of the closed market and the quote from an ETF’s domestic trading day, which could lead to differences between the market value of the Shares and an ETF’s NAV.
•	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of an ETF’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and an ETF’s NAV.

Foreign (Non-U.S.) Risk.

This is the risk that the value of the Fund’s investments in securities of foreign issuers will be affected adversely by foreign economic, social and political conditions and developments or by the application of foreign legal, regulatory, accounting and auditing standards or foreign taxation policies or by currency fluctuations and controls. The risks to the Fund and, therefore, to your investment in the Fund, of investing in foreign securities include expropriation, settlement difficulties, market illiquidity and higher transaction costs. The prices of foreign securities may move in a different direction than the prices of U.S. securities. In addition, the prices of foreign securities may be more volatile than the prices of U.S. securities.

Growth Company Risk.

The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.

Illiquid Investments Risk.

When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Risk.

This is the risk that the market values of the Fund’s investments will decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, tariffs, natural disasters and public health events and crises, including disease/virus outbreaks, epidemics and pandemics. The resulting short-term and long-term effects and consequences of such events and factors on global and local economies and specific countries, regions, businesses, industries and companies cannot necessarily be foreseen or predicted. You may lose money by investing in the Fund.

Non-Diversification Risk.

The Fund is “non-diversified,” meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund’s net asset value per share (“NAV”).

Risks of Investing in a Managed Fund.

Performance of individual securities can vary widely. The investment decisions of the Adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies. The Adviser may be incorrect in assessing a particular industry or company, including the anticipated earnings growth of the company. The Adviser may not buy securities at the lowest possible prices or sell securities at the highest possible prices. As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

Small-Cap and Mid-Cap Company Risk.

Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic

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region, be less well-known to the investment community and have more volatile share prices. These companies often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

Value Investing Risk.

Investing in undervalued securities involves the risk that such securities may never reach their expected market value, either because the market fails to recognize a security’s intrinsic worth or the expected value was misgauged. Such securities may decline in value even though they are already undervalued.

Comparison of Management of the Funds

Ruane Cunniff L.P. is the investment adviser to the Target Fund and the Acquiring Fund. The Adviser is located at 45 Rockefeller Plaza, 34th Floor, New York, New York 10111. The Adviser is a wholly-owned subsidiary of Ruane, Cunniff & Goldfarb Inc., (the “Parent”) and is managed by its general partner, RCG-GP LLC. Employees of the Adviser collectively own a majority of the voting securities of each of the Parent and RCG-GP LLC. Mr. Harris serves as President and CEO of the Parent, Managing Director of the Adviser and Managing Partner of RCG-GP LLC, and serves on the Management Committee of RCG-GP LLC along with the other members of the Investment Committee of the Adviser. Ms. Talia serves as Chief Operating Officer of the Parent, RCG-GP LLC, and the Adviser. As of December 31, 2025, the Adviser has approximately $10,525,505,890 in assets under management, all of which are managed on a discretionary basis.

The co-portfolio managers of the Target Fund and Acquiring Fund are John B. Harris, Arman Gokgol-Kline and Trevor Magyar and they are jointly and primarily responsible for the day-to-day management of the Funds’ portfolios, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the “Committee”). The Committee, which reflects the team approach used by the Adviser, is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Gregory Alexander, who is a non-voting member of the Committee. The Committee meets regularly to discuss investment parameters for the Funds.

John B. Harris. Mr. Harris is the President and Chief Executive Officer of the Target Fund. He also serves as the Managing Director of the Adviser, Management Committee member of RCG-GP LLC (the Adviser’s general partner), Management Committee member of the Adviser’s parent; analyst of the Adviser since prior to 2021.

Arman Gokgol-Kline. Mr. Gokgol-Kline serves as an Analyst of the Adviser and Management Committee member of RCG-GP LLC. Mr. Gokgol-Kline has been associated with the Adviser in a substantially similar capacity to his current analyst position since prior to 2021.

Trevor Magyar. Mr. Magyar serves as an Analyst of the Adviser and Management Committee member of RCG-GP LLC. Mr. Magyar has been associated with the Adviser in a substantially similar capacity to his current analyst position since prior to 2021.

The SAI provides additional information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Acquiring Fund.

Target Fund

The Adviser provides investment advisory services to the Target Fund pursuant to an Investment Advisory Agreement dated as of April 17, 2017 (the “Target Fund Advisory Agreement”) that was entered into by the Target Fund and the Parent. Effective March 31, 2018, the Parent assigned the Target Fund Advisory Agreement to the Adviser in connection with an internal modernization of the Parent’s corporate structure, in which the Parent transferred its advisory operations to the Adviser.

Pursuant to the terms of the Target Fund Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Target Fund’s portfolio of securities and investments and provides persons satisfactory to the Target Fund’ Board to act as officers and employees of the Target Fund. Such officers and employees, as well as certain directors of the Target Fund, may be directors, officers or employees of the Adviser or its affiliates.

In addition, the Adviser, or its affiliates, are obligated under the Target Fund Advisory Agreement to pay or reimburse the Target Fund for the following expenses incurred by the Target Fund: (i) the compensation of any of the Target

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Fund’s directors, officers and employees who are interested persons of the Adviser or its affiliates (other than by reason of being directors, officers or employees of the Target Fund), (ii) fees and expenses of registering the Target Fund’s shares under the appropriate Federal securities laws and of qualifying its shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Target Fund’s Prospectus and sales and advertising materials. The Target Fund is responsible and has assumed the obligation for payment of all of its other expenses including: (a) brokerage and commission expenses, (b) U.S. Federal, state or local taxes, including issue and transfer taxes, incurred by or levied on the Target Fund, (c) interest charges on borrowings, (d) compensation of any of the Target Fund’s directors, officers or employees who are not interested persons of the Adviser or its affiliates (other than by reason of being directors, officers or employees of the Target Fund), (e) charges and expenses of the Target Fund’s custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses, and (h) payment of all investment advisory fees (including the fee payable to the Adviser under the Target Fund Advisory Agreement).

The Target Fund Advisory Agreement is terminable on 60 days’ written notice by vote of a majority of the Target Fund’s outstanding shares or by vote of majority of the entire Target Fund’ Board, or by the Adviser on 60 days’ written notice and automatically terminates in the event of its assignment. The Target Fund Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

For the services provided by the Adviser under the Target Fund Advisory Agreement, the Target Fund pays the Adviser a management fee at the following annual rate based on average daily net assets:

Fund	Management Fee
Target Fund	1.00%

The fee is accrued daily and paid monthly.

Under the terms of the Target Fund Advisory Agreement, the Adviser is contractually obligated to reimburse the Target Fund for the amount, if any, by which the operating expenses of the Target Fund (including the management fee) in any year exceed the sum of 1½% of the average daily net asset value of the Target Fund for such year up to a maximum of $30 million of net assets, plus 1.00% of the average daily net asset value in excess of $30 million. The reimbursement will be in effect only so long as the Target Fund Advisory Agreement is in effect. Operating expenses for the purposes of the Target Fund Advisory Agreement do not include the expenses listed in clauses (a), (b) and (c) above. During the fiscal year ended December 31, 2025, the Target Fund incurred operating expenses of $40,756,383 of which the Adviser reimbursed the Target Fund $3,947,514. During the fiscal year ended December 31, 2024, the Target Fund incurred operating expenses of $ 38,304,785 of which the Adviser reimbursed the Target Fund $3,557,789. During the fiscal year ended December 31, 2023, the Target Fund incurred operating expenses of $34,419,257 of which the Adviser reimbursed the Target Fund $ 3,312,405.

For the fiscal year ended December 31, 2025, the Target Fund paid investment management fees to the Adviser, of which the Adviser waived or recouped the amount set forth below:

Fiscal Year Ended	Advisory Fee	Recoupment (Waiver)	Expense (Reimbursement)	Advisory Fee after Waiver
December 31, 2025	$36,658,869	$0	$3,947,514	$32,711,355

A discussion regarding the basis for the Target Fund Board’s approval of the Advisory Agreement with respect to the Target Fund is available in the Target Fund’s Form N-CSR for the fiscal year ended December 31, 2025.

Acquiring Fund

The Adviser will provide investment advisory services to the Acquiring Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Acquiring Fund (the “Acquiring Fund Advisory Agreement”). Subject to such policies as the Acquiring Fund Board may determine, the Adviser is ultimately responsible for investment decisions for the Acquiring Fund. Pursuant to the terms of the Acquiring Fund Advisory Agreement, the Adviser provides the

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Acquiring Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Acquiring Fund’s investments.

After an initial period of two years, the Acquiring Fund Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Acquiring Fund Board or by vote of a majority of the Acquiring Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Acquiring Fund Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Acquiring Fund Advisory Agreement. The Acquiring Fund Advisory Agreement is terminable without penalty by the Trust on behalf of the Acquiring Fund upon 60 days’ prior written notice when authorized either by a majority vote of the Acquiring Fund’s stockholders or by a vote of a majority of the Acquiring Fund Board, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Acquiring Fund Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Acquiring Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Pursuant to the Acquiring Fund Advisory Agreement, the Acquiring Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.99% of the Acquiring Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. The Adviser’s unitary management fee is designed to pay substantially all the Acquiring Fund’s expenses and to compensate the Adviser for providing services for the Fund.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Acquiring Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for brokerage fees and commissions, 12b-1 fees, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Acquiring Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto.

A discussion regarding the basis for the Acquiring Fund Board’s approval of the Acquiring Fund Advisory Agreement with respect to the Acquiring Fund will be available in the Acquiring Fund’s Annual Report to stockholders for the period ending December 31, 2026.

Comparison of Performance

The Acquiring Fund is a newly-formed “shell” fund that has not yet commenced operations, and therefore will have no performance history prior to the Reorganization. The Acquiring Fund has been organized solely in connection with the Reorganization to acquire all of the assets and liabilities of the Target Fund and continue the business of the Target Fund. Therefore, after the Reorganization, the Target Fund will be the “accounting survivor.” This means that the Acquiring Fund will continue to show the historical investment performance and returns of the Target Fund (even after liquidation of the Target Fund).

The bar chart and performance table give some indication of the risks of investing in the Target Fund. The bar chart shows the performance of shares of the Target Fund from year-to-year over a 10-year period and by showing how the Target Fund’s average annual returns for one, five, and ten years compare to the Standard & Poor’s 500 Index (“S&P 500 Index”), a broad-based securities market index. Remember, the Target Fund’s past performance, before and after taxes, is not necessarily an indication of how the Target Fund will perform in the future. Updated performance information will be available at no cost by calling the Target Fund toll-free at [•].

Calendar Year Returns as of December 31, 2025

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During the period shown in the bar chart, the highest return for a quarter was 27.21% (2nd quarter 2020) and the lowest return for a quarter was -22.17% (1st quarter 2020).

Average Annual Total Returns for the periods ended December 31, 2025

	One Year	Five Year	Ten Year*
Target Fund
Return Before Taxes	22.13%	10.46%	11.04%
Return After Taxes on Distributions	19.30%	8.84%	8.36%
Return After Taxes on Distributions and Sale of Fund Shares	14.83%	8.04%	8.10%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%
After-tax returns are estimates, which are calculated using the highest historical individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts

Distributor and Distribution Arrangements

Foreside Financial Services, LLC serves as the distributor for the Target Fund. The Acquiring Fund shares are distributed by Northern Lights Distributors LLC (the “Distributor”), which serves as the principal underwriter for the shares of the Acquiring Fund. The Distributor is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor distributes Creation Units (as defined below) for the Acquiring Fund on an agency basis and does not maintain a secondary market in shares of the Acquiring Fund. The Distributor has no role in determining the investment policies of the Acquiring Fund or the securities that are purchased or sold by the Funds. The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions LLC.

Shares of each Fund are offered on a continuous basis. Neither the Target Fund nor the Acquiring Fund have adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act for the payment of fees by the Funds related to the Funds’ distribution.

Dividends, Distributions and Tax Information

Each Fund typically distributes to its stockholders as dividends all or substantially all of its net investment income and any realized net capital gains. The Acquiring Fund expects that its distributions will consist primarily of income and net realized capital gains. The Acquiring Fund declares and pays dividends at least annually. Net investment income distributed by the Acquiring Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income for U.S. federal income tax purposes (including if reinvested in additional shares).

For U.S. federal income tax purposes, distributions of net income (including any short-term capital gains) by the Acquiring Fund are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-

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term capital gains. The Acquiring Fund’s distributions also may be subject to state and local taxes. A portion of the Acquiring Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals, trusts, and estates at the same preferential tax rates as long-term capital gains. A distribution is treated as qualified dividend income to the extent that the Acquiring Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

Comparison of Pricing/Valuation of Portfolio Securities

The Target Fund and Acquiring Fund have substantially similar procedures for valuing their portfolio securities. The Funds determine their NAV per share after the close of the NYSE (normally 4:00 p.m., eastern time). The Funds will not be priced on days that the NYSE is closed for trading.

Specifically, the NAV for each Fund is calculated in the following manner.

Target Fund	Acquiring Fund

The Fund calculates its NAV at the close of regular trading on the Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open for business. Generally this means any weekday exclusive of New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving and Christmas. To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its assets at their current market value determined on the basis of market quotations or, if such quotations are not readily available or are determined to be unreliable, at “fair value” as determined in accordance with procedures approved by the Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as valuation designee to perform fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

When it uses fair value pricing, the Fund may take into account various factors that it deems appropriate, including developments related to the specific security, price and trading comparisons of securities of comparable issuers, the liquidity of the market for the security and current valuations of appropriate surrogates such as American Depositary Receipts or foreign futures indices. Fair value pricing involves subjective judgments. Accordingly, it is possible that the fair value price determined for a security will differ materially from the price that is realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at the close of the Exchange. The earlier close of these foreign markets gives rise to the possibility that significant events, including

Shares of the Fund are bought and sold at two different prices and in two different ways depending upon the type of investor as described below. All investors including retail investors and authorized participants may buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices.

Only authorized participants may buy and redeem Shares from the Fund directly and those transactions are effected at the Fund’s NAV. Purchases and redemptions from the Fund may only occur in creation units.

The NAV of the Fund is determined at close of regular trading of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and custody fees, which are accrued daily. The determination of NAV for a Share for a particular day is applicable to all applications for the purchase of Shares, as well as all requests for the redemption of Shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market

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Target Fund	Acquiring Fund

broad market movements, may have occurred in the interim.

Your order for purchase of shares is priced at the next-determined NAV calculated after your order is received in “good order” (see definition under “Additional Purchase Information”) by the Fund. If you purchase or redeem shares on a day when the Exchange is closed, the NAV will be determined as of the close of business on the next following day that the Exchange is open for trading. Since certain securities owned by the Fund trade on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s assets may change on days when you are unable to purchase or redeem shares.

The Fund reserves the right to reject any order to purchase shares (including additional investments by existing stockholders).

quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Advisor as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities with regard to the Fund, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to oversee the Valuation Designee’s fair value determinations effectively. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.

If the Fund was to invest in foreign securities, market prices for foreign securities would not be determined at the same time of day as the NAV for the Fund. Because the Fund may invest directly or indirectly through underlying ETFs in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund or underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when authorized participants (“APs”) may not be able to purchase or redeem Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If

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Target Fund	Acquiring Fund

events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. stockholders may obtain this information from the Fund’s SAI.

Further information about the Funds’ pricing and valuation arrangements is contained in the prospectus and statement of additional information of the Target Fund and the Statement of Additional Information to this Combined Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange of Shares

The Target Fund and the Acquiring Fund have different procedures for purchasing, exchanging and redeeming shares. Neither the Target Fund nor the Acquiring Fund provide for the exchange of shares.

Stockholders in the Target Fund may purchase or sell (redeem) shares of the Fund on each day that the New York Stock Exchange (“NYSE”) is scheduled to be open for business by contacting the Target Fund: (i) by telephone at 800-686-6884; (ii) in writing c/o SS&C GIDS, Inc., P.O. Box 219477, Kansas City, Missouri 64121-9477; or (iii) through the Internet at www.sequoiafund.com, or by contacting their financial intermediary regarding purchase and redemption procedures. The purchase price of a share of the Target Fund is its NAV per share. All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

The Target Fund has a minimum initial investment requirement of $5,000 for regular accounts and $2,500 for retirement accounts and no minimum subsequent investment requirement for either type of account, whereas the Acquiring Fund does not have a minimum initial investment or subsequent investment requirement. However, unlike the Target Fund, individual shares of the Acquiring Fund are not purchased or sold at NAV directly with the Fund. The Acquiring Fund will issue (or redeem) shares at NAV only to certain financial institutions that have entered into agreements with the Acquiring Fund’s distributor in large, aggregated blocks known as “Creation Units.” A Creation Unit of the Acquiring Fund consists of a specified number of shares as stated in the Acquiring Fund’s Prospectus. Creation Units are issued (or redeemed) in-kind for securities (and an amount of cash) that the Acquiring Fund specifies each day at the NAV next determined after receipt of an order.

Individual Acquiring Fund shares may only be purchased and sold on the NYSE Arca, Inc., other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Shares of the Acquiring Fund can be bought and sold during the day like shares of other publicly traded companies. Buying and selling shares of the Acquiring Fund on an exchange involves certain costs. When buying and selling shares through a

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financial intermediary, you may incur brokerage or other charges determined by your financial intermediary, although ETFs trade with no transaction fees (NTF) on many platforms. In addition, a stockholder of the Acquiring Fund may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Because Acquiring Fund shares trade at market prices rather than at NAV, Acquiring Fund shares may trade at a price less than (discount) or greater than (premium) the Acquiring Fund’s NAV. The trading prices of the Acquiring Fund’s shares in the secondary market will fluctuate continuously throughout trading hours based on the supply and demand for Fund shares and shares of the underlying securities held by the Fund, economic conditions and other factors, rather than the Acquiring Fund’s NAV, which is calculated at the end of each business day.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Target Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Comparison of Service Providers

The following table identifies the principal service providers that service the Target Fund and that are expected to service the Acquiring Fund:

	Target Fund	Acquiring Fund
Administrator	The Bank of New York Mellon	Ultimus Fund Solutions, LLC
Fund Accountant	The Bank of New York Mellon	Ultimus Fund Solutions, LLC
Transfer Agent	SS&C GIDS, Inc.	Brown Brothers Harriman & Co.
Custodian	The Bank of New York Mellon	Brown Brothers Harriman & Co.
Distributor and Principal Underwriter	Foreside Financial Services, LLC	Northern Lights Distributors, LLC
Independent Registered Public Accounting Firm	KPMG LLP	[•]
Legal Counsel	Seward & Kissel LLP	Vedder Price P.C.

Administrator. The Bank of New York Mellon, 240 Greenwich St., New York, New York 10286, serves as the administrator of the Target Fund’s investments. Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as the administrator for the Acquiring Fund’s investments.

Distributor. Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, is the Target Fund’s distributor. Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, is the Acquiring Fund’s distributor.

Transfer Agent. SS&C GIDS, Inc., P.O. Box 219477, Kansas City, Missouri 64121, serves as transfer agent for the Target Fund. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, serves as transfer agent for the Acquiring Fund.

Custodian. The Bank of New York Mellon, 240 Greenwich St., New York, New York 10286, is the custodian of the Target Fund’s investments. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is the custodian of the Acquiring Fund’s investments.

Trust Counsel. Seward & Kissel LLP, 901 K Street NW, Washington, DC 20001, serves as counsel to the Target Fund. Vedder Price P.C. 1401 New York Avenue NW Washington, DC 20005, is counsel to the Acquiring Fund.

Independent Registered Public Accounting Firm. KPMG LLP, Two Manhattan West, 375 9th Avenue, New York, New York 10001, serves as the independent registered public accounting firm to the Target Fund. [•], [•], serves as the independent registered public accounting firm to the Acquiring Funds.

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Additional Information About The Reorganization

Terms of the Reorganization

The proposed Reorganization will be governed by the Plan, a form of which is attached as Appendix B hereto. The Plan provides that the Target Fund will transfer substantially all its assets to the Acquiring Fund, and, in exchange, the Acquiring Fund will assume all the liabilities of the Target Fund and issue and deliver to the Target Fund a number of full shares of the Acquiring Fund, plus cash in lieu of fractional shares, if any, having a net asset value equal to the value of the assets of the Target Fund transferred to the Acquiring Fund less the liabilities of the Target Fund assumed by the Acquiring Fund, with such values determined in each case as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Valuation Time”). As of the designated time on the Closing Date as set forth in the Plan, the Target Fund will distribute in complete liquidation of the Target Fund all Acquiring Fund shares received by the Target Fund, plus cash in lieu of fractional shares, if any, to (a) the stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that cannot accept Acquiring Fund shares, and, to the extent practicable, and (b) stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that cannot accept Acquiring Fund shares, or Direct IRA Stockholders, to a transfer agent that can hold such shares for the benefit of such stockholders or Direct IRA Stockholders, followed by the dissolution of the Target Fund thereafter. If there is no accommodating transfer agent, the Target Fund will retain cash in an amount equal to the aggregate net asset value of the shares of the Target Fund held by Non-Accommodating Retirement Account Stockholders and Direct IRA Stockholders will be distributed as of the time of such distribution. In no event shall the Target Fund transfer less than 90% of its net assets or less than 70% of its gross assets to the Acquiring Fund Valuation Time. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund stockholders, and representing the respective number of Acquiring Fund shares due each such stockholder. All issued and outstanding shares of the Target Fund simultaneously will be redeemed and canceled on the books of the Target Fund.

After shares of the Acquiring Fund are distributed to the Target Fund’s stockholders, (other than Non-Accommodating Retirement Account tockholders and Direct IRA Shareholders if there is no Accommodating TA), the Target Fund will be completely liquidated and dissolved. As a result of the Reorganization, you will cease to be a stockholder of the Target Fund and will become a stockholder of the Acquiring Fund. The expected Closing Date of the Reorganization is on or around September 11, 2026. The Closing Date may be delayed. The Target Fund in which you hold shares will publicly disclose any changes to the Closing Date.

The parties have made representations and warranties in the Plan that are customary in matters such as the Reorganization. The Plan contains a number of conditions precedent that must occur before the Target Fund or Acquiring Fund is obligated to proceed with the Reorganization. One of these conditions requires that the parties shall have received a tax opinion from Vedder Price P.C. as described below that the consummation of the Reorganization will not result in the recognition of gain (other than gain from cash received in lieu of fractional Acquiring Fund shares or cash received for certain Target Fund stockholders whose investment is liquidated) or loss for federal income tax purposes for the Target Fund, the Acquiring Fund or their stockholders.

The parties may agree to amend the Plan to the extent permitted by law.

Termination of the Plan

The consummation of the Reorganization is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Plan. The Plan may be terminated by mutual agreement of the parties thereto. In addition, either Fund may at its option terminate the Plan at or before the closing due to (i) a breach by the non-terminating party of any representation, warranty or agreement to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing, (ii) a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met or (iii) a determination by the Target Fund Board or Acquiring Fund Board, as applicable, that the consummation of the transactions contemplated by the Plan is not in the best interests of its respective Fund.

Description of Securities to Be Issued

Shares of Beneficial Interest. The Acquiring Fund has established and designated one class of shares, without par value which are offered through this Combined Proxy Statement/Prospectus to be issued to Target Fund stockholders in the Reorganization. The Acquiring Fund’s Declaration of Trust permits the Acquiring Fund Board, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares. No certificates for Acquiring Fund shares will be issued as part of the Reorganization.

Voting Rights of stockholders. Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote. The Acquiring Fund operates as a series of the Acquiring Trust, an open-end

18

management investment company registered with the SEC under the 1940 Act. The Acquiring Funding Board may, in its sole discretion, create additional series of the Acquiring Trust from time to time. There are no preemptive or other subscription rights. In addition to the specific voting rights described above, stockholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. The Acquiring Fund Board has the right to establish additional series and classes of shares in the future, to change in any manner those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

Costs of the Reorganization

The costs of the Reorganization will be borne by the Adviser, whether or not the Reorganization is consummated, except for any transfer fees, stamp tax, brokerage commissions or other transaction costs relating to the transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities. Such expenses are not subject to recoupment by the Adviser or the Target Fund.

The costs of the Reorganization shall include, but not be limited to, costs associated with the preparation and filing of the Registration Statement and printing and distribution of the Combined Proxy Statement/Prospectus, legal fees, accounting fees, and securities registration fees. Brokerage fees and expenses related to the disposition and acquisition of assets (including any disposition to raise cash to pay redemption proceeds) that are incurred in the ordinary course of business will not be covered by the Adviser. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code. In such cases, expenses would be offset through fee waivers or expense reimbursements.

The Reorganization could involve transfer and re-registration expenses of up to $2,000,000, [most of] which would relate to stamp tax payable in the United Kingdom. Such expenses would be borne by [the Target Fund and Acquiring Fund] and not by the Adviser. The Plan provides that the Adviser will not bear such transfer and re-registration expenses. The Adviser is continuing to explore with UK counsel and tax advisors whether stamp tax can be waived/reclaimed in connection with the Reorganization given same beneficial owners in each entity.

The following estimated expenses represent management’s estimate of the professional fees, charges by service providers, and any costs related to the printing and mailing of this Combined Proxy Statement/Prospectus, as measured in terms of total expenses and as a percentage of the Target Fund’s net assets.

These expenses associated with the Reorganization are estimated to equal $1,000,000.

Management estimates that the Funds will not incur (except as noted above) any transaction costs associated with the Reorganization as it does not expect any portfolio repositioning in connection with the Reorganization although changes may be made to the Target Fund in advance of the Reorganization and/or the Acquiring Fund following the Reorganization in the normal course of business. However, the Adviser may conclude that it is in stockholders’ best interests that the Target Fund sell holdings that are in a loss position prior to Reorganization, which would result in transaction costs to the Target Fund.

U.S. Federal Income Tax Status of the Reorganization

The following is a general summary of some of the important U.S. federal income tax consequences of the Reorganization, and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the U.S. Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and apply with respect to Target Fund stockholders that have their Target Fund shares exchanged for Acquiring Fund Shares. Individual stockholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

The Reorganization is intended to be a tax-free “reorganization” within the meaning of Section 368 of the Code for federal income tax purposes. As a condition to the consummation of the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for U.S. federal income tax purposes:

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1.	The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the complete liquidation of the Target Fund by the distribution of all the Acquiring Fund shares, plus cash in lieu of fractional shares, if any, to or for the benefit of the Target Fund stockholders who hold their Target Fund shares in a brokerage account that can accept Acquiring Fund shares, and, to the extent practicable, (ii) stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that cannot accept Acquiring Fund shares, or Direct IRA Stockholders, to a transfer agent that can hold such shares for the benefit of such stockholders or Direct IRA Stockholders, other than Non-Accommodating Retirement Account Stockholders and Direct IRA Stockholders if there is no Accommodating TA) and, if there is no Accommodating TA, cash to the Non-Accommodating Retirement Account Stockholders and Direct IRA Stockholders of the Target Fund of record, followed by the dissolution of the Target Fund under applicable state law promptly thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the Reorganization.
2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the Target Fund’s assets solely in exchange for Acquiring Fund shares, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.
3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares, plus cash in lieu of fractional shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the complete liquidation of the Target Fund by the distribution (whether actual or constructive) of (a) all such Acquiring Fund shares, plus cash in lieu of fractional shares, to the Target Fund stockholders who hold their Target Fund shares in a brokerage account that can accept Acquiring Fund shares, and, to the extent practicable, (ii) stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that cannot accept Acquiring Fund shares, or Direct IRA Stockholders, to a transfer agent that can hold such shares for the benefit of such stockholders pursuant to the Reorganization (other than as to Non-Accommodating Retirement Account Stockholders and Direct IRA Stockholders if there is no Accommodating TA) solely in exchange for such stockholders’ shares of the Target Fund.
4.	No gain or loss will be recognized by the Target Fund stockholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares plus cash in lieu of fractional Acquiring Fund Shares, except to the extent the Target Fund’s stockholders receive cash in lieu of a fractional Acquiring Fund share and (ii) Non-Accommodating Retirement Account Stockholder and Direct IRA Stockholders if there is no Accommodating TA.
5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund stockholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such stockholder (reduced by the amount of any basis allocable to a fractional share for which cash is received).
6.	The holding period of the Acquiring Fund shares received by each Target Fund stockholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such stockholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.
7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.
8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund stockholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under U.S. federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset whether or not such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganization on a non-accommodating retirement account stockholder or Direct IRA Stockholder of the Target Fund if there is no Accommodating TA, (3) the effect of the Reorganization on any Direct IRA Stockholder of the Target Fund, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on certain factual representations and customary assumptions. The opinion will rely on such representations and will assume the accuracy of such representations. If such representations and assumptions are incorrect, the Reorganization may not qualify as a tax-free reorganization for U.S. federal income tax purposes, and the Target Fund and Target Fund stockholders may recognize taxable gain or loss as a result of the Reorganization.

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Opinions of counsel are not binding upon the Internal Revenue Service (“IRS”) or the courts and there can be no assurance that the IRS or a court will concur on all or any of the issues discussed above. If the Reorganization occurs but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each stockholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

If a Target Fund stockholder receives cash in lieu of a fractional Acquiring Fund share, the stockholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Target Fund stockholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Target Fund shares surrendered therefor if the Target Fund shares were held as capital assets at the time of the Reorganization) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

If a stockholder holds Target Fund shares through a fund direct IRA or a non-accommodating retirement account and does not take action to transfer its Target Fund shares to an appropriate brokerage account prior to the Reorganization, it is possible the Target Fund shares will be liquidated at the effective time of the Reorganization and the stockholder will receive cash equal in value to the NAV of the Target Fund Shares. The Adviser is seeking an eligible agent to hold Acquiring Fund shares in “hold only” accounts for fund direct IRAs and the non-accommodating retirement accounts. If such an agent is engaged, then the stockholder will receive Acquiring Fund shares as part of the Reorganization, and such shares will be held in the “hold only” account maintained by that agent for the stockholder’s benefit for a maximum of one year. If these Acquiring Fund shares are not transferred into a brokerage account that can accept shares of an ETF within a year of the Closing Date of the Reorganization, your Acquiring Fund shares may be liquidated and the cash proceeds sent to your account of record (subject to applicable federal or state laws concerning unclaimed property). The Target Fund will prior to the stockholder meeting date notify stockholders if an eligible agent is engaged to hold Acquiring Fund shares in “hold only” accounts. If no eligible agent is identified, the Target Fund shares will be liquidated at the effective time of the Reorganization, and the proceeds of the liquidation will be paid to the stockholder. This type of liquidation will result in a cash payment to the stockholder and a distribution from the IRA. or retirement account. A distribution of cash proceeds under these circumstances could result in a penalty for an early distribution from a tax-preferred retirement account. Stockholders who hold Target Fund shares through a fund direct IRA or non-accommodating retirement account are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization.

Prior to the Valuation Time, the Target Fund will declare and pay a distribution to its stockholders, which together with all previous distributions, will have the effect of distributing to stockholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid U.S. federal income tax), if any, through the Closing Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to stockholders for U.S. federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the Target Fund unless a stockholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for U.S. federal income tax purposes whether received in cash or additional shares.

The Target Fund may experience portfolio turnover due to portfolio repositioning prior to the Reorganization. To the extent the Target Fund realizes net losses from the sale of portfolio securities as part of the portfolio repositioning, the net capital gain or net investment income to be distributed by the Target Fund prior to the closing of the Reorganization will be reduced. In the event the Target Fund realizes income or gain as a result of such sales, the net capital gain or net investment income to be distributed by the Target Fund will be increased if such income or gain cannot be offset by available capital loss carryforwards. However, because the Target Fund’s investment objectives and policies are substantially similar to those of the Acquiring Fund, it is not currently expected that any significant portfolio sales will occur solely in connection with the Reorganization (such sales are expected to be less than 5% of the assets of the Target Fund).

After the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s pre-Reorganization realized and unrealized capital losses, if any, may be limited under certain U.S. federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, stockholders may pay U.S. federal income tax sooner, or may pay more U.S. federal income tax, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of December 31, 2025, the Acquiring Fund had not commenced operations and had $0.00 in unused capital loss carryforwards available for U.S. federal income tax purposes to be applied against capital gains. As of December 31, 2025, the Target Fund had unused capital loss carryforwards in the amount of $0.00 available for U.S. federal income tax purposes to be applied against capital gains.

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To the extent the Acquiring Fund sells portfolio investments, stockholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund when such income and gains are eventually distributed by the Acquiring Fund. This may include any built-in gain in the portfolio investments of the Target Fund and the SMAs that was unrealized at the time such investments were transferred to the Acquiring Fund. As a result, stockholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred, in particular due to the transfer of SMA assets with substantial built-in gain to the Acquiring Fund.

This description of the U.S federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any stockholder. Stockholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Capitalization

The following table shows the capitalization of the Target Fund as of December 31, 2025, and the Acquiring Fund on a pro forma basis, assuming the proposed Reorganization had taken place as of December 31, 2025.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund (Pro Forma — Reorganization Only)(1)
Net Assets	$3,788,837,987	$—	$—	$3,788,837,987
Shares Outstanding	18,664,227	—	—	18,664,227
Net Asset Value Per Share	$203.00	—	—	$203.00(2)
(1)	The pro forma balances are presented as if the Reorganization was effective as of December 31, 2025, and are presented for informational purposes only. The actual Closing Date of the Reorganization is expected to be on or about September 11, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of stockholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization.
(2)	Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to stockholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Target Fund.

The following table shows the capitalization of the Target Fund as of December 31, 2025, and the Acquiring Fund on a pro forma basis, assuming the proposed Reorganization and the Additional Transactions had taken place as of December 31, 2025.

	Target Fund	Acquiring Fund	Pro Forma Adjustments	Acquiring Fund (Pro Forma – Reorganization and Additional Transactions)(1)
Net Assets	$3,788,837,987	$—___	$[•]	$[•](2)
Shares Outstanding	18,664,227	—	[•]	[•]
Net Asset Value Per Share	$203.00	—	$[•]	$[•](3)
(1)	The pro forma balances are presented as if the Reorganization and Additional Transactions were effective as of December 31, 2025, and are presented for informational purposes only. The actual Closing Date of the Reorganization and Additional Transactions is expected to be on or about September 11, 2026, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of stockholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganization and Additional Transactions.
(2)	Net assets include (a) the Target Fund ($3,788,837,987) and (b) the SMAs ($[____]). The amount of net assets attributable to the SMAs is based on the Adviser’s estimate of the amount of assets that will participate in the Additional Transactions and the actual amount may be different.
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(3)	Since shares of the Acquiring Fund are not issued in fractional shares and, as a result, cash will be paid to stockholders in connection with the Reorganization in lieu of fractional shares, the NAV of the Acquiring Fund upon consummation of the Reorganization may be less than that of the Target Fund.

The Statement of Additional Information relating to the Reorganization, filed with the SEC together with this Combined Proxy Statement/Prospectus, includes an audited schedule of investments for the assets of the SMAs eligible to participate in the Additional Transactions.

Reasons for the Reorganization

After consideration of all relevant factors, including the potential impact of the Reorganization on different subsets of the Target Fund’s stockholders and because of certain benefits associated with the ETF structure, which the Adviser believes will better serve the interests of stockholders, the Adviser proposed that the Target Fund be reorganized into the Acquiring Fund. The Target Fund and the Acquiring Fund have the same investment objectives, investment strategies and investment restrictions and have substantially similar risks. The Acquiring Fund, however, will have the benefits of operating in the ETF structure. The Adviser will continue as the investment adviser of the Acquiring Fund after the Reorganization and no change in portfolio managers will result from the Reorganization.

As stockholders of an ETF after the Reorganization, stockholders may bear certain costs associated with maintaining brokerage accounts and buying and selling Acquiring Fund shares in the secondary market, including commissions, spreads and other transactions costs, that the stockholders do not experience as stockholders of the Target Fund.

Considerations of the Target Fund’s Board in Approving the Reorganization

At a meeting held on March 6, 2026, the Target Fund’ Board considered the Adviser’s recommendation to approve the Reorganization. Prior to approving the Reorganization, the Target Fund Board reviewed substantial information and other materials provided by the Adviser prior to and during the meeting. Among other things, the Target Fund Board considered, with the assistance of legal counsel, and in the case of the Independent Directors, their independent legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Plan, including that the Reorganization be consummated on a tax-free basis. Prior to acting to approve the Reorganization, the Target Fund Board considered the Adviser’s views that:

•	Improved Tax Efficiency. ETFs generally are able to manage investment portfolios and stockholder subscriptions and redemptions through in-kind transactions. These tools permit a fund the opportunity to significantly reduce or eliminate capital gains distributions by delivering “out” the low basis shares. This feature is expected to materially improve after-tax outcomes for taxable stockholders.
•	stockholder Flexibility and Liquidity. ETF shares trade intraday on a national securities exchange, allowing stockholders to buy and sell shares throughout the trading day and to utilize standard trading tools such as limit orders. Thus, stockholders do not need to wait for a trading day to end to execute orders in ETF shares.
•	A Taxable stockholder Gains More Control Over the Timing of Tax Realizations. Within the Target Fund, a taxable stockholder can incur taxable capital gains anytime the Target Fund sells positions with unrealized gains. As ETFs generally manage investment portfolios and stockholder subscriptions and redemptions through in-kind transactions, the Acquiring Fund can often avoid selling positions with unrealized gains. In practical terms, this means a taxable stockholder will be able to better control the timing of capital gains tax realizations based on when the stockholder decides to sell their shares in the Acquiring Fund. Such stockholders do not have that level of control and flexibility in the Target Fund.
•	Uninterrupted Compounding. By not paying tax on capital gains at conversion, 100% of a stockholder’s investment value continues to compound. Likewise, because a stockholder is unlikely to incur significant capital gains in the future due to in-kind transactions in the Acquiring Fund’s portfolio, compounding continues without the need to fund tax payments to cover capital gain recognition events like a stockholder might incur within the Target Fund.
•	Estate planning. If Acquiring Fund shares are held long-term and later transferred as part of an estate, beneficiaries generally receive a step-up in basis. This step up is even more powerful in the ETF versus a mutual fund, given the benefits of the in-kind transactions versus outright sales that trigger taxable gains and how that difference compounds over time.
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•	Long-Term Competitiveness. ETF structures benefit from broader acceptance across advisory, brokerage, and institutional platforms, which supports asset stability and the long-term viability of the Fund for existing stockholders. Over the past 15 years, trends have shown assets migrating from mutual funds to ETFs. Although the mutual fund vehicle remains a desirable structure for a limited set of accounts that internally restrict holdings in single shares, for most of our investors, ETFs are a permissible investment.
•	Tax-Free Reorganization. The Reorganization itself has been structured to be a tax-free transaction so that stockholders owning Target Fund shares will receive Acquiring Fund shares in the Reorganization without recognition of gain and will carry over their basis in Target Fund shares to the Acquiring Fund shares for U.S. federal income tax purposes.
•	Portfolio Management Flexibility. Through primary market transactions, ETFs can make portfolio changes without incurring substantial transaction costs in the form of brokerage and other commissions. The transactions are conducted with Authorized Participants and not “known to the street” through price movements.

In considering the Reorganization, the Target Fund Board also took into account a number of additional factors. Some of the more prominent considerations are discussed further below. The Target Fund Board considered the following matters, among others and in no order of priority:

•	The fact that there are no differences in investment objective, principal investment strategies, investment restrictions or portfolio management and substantially similar principal risks between the Target Fund and the Acquiring Fund, with the exception of ETF-specific risks;
•	The Acquiring Fund has the same investment adviser and portfolio managers responsible for day-to-day management as the Target Fund;
•	The individuals serving as Directors of the Target Fund differ from those individuals serving as Trustees of the Acquiring Fund;
•	Each Independent Director of the Target Fund will provide insights and experience concerning the Target Fund and the Adviser to the Chairman of the Acquiring ’Fund Board and the Adviser as a member of an advisory council to that Chairman. Under this arrangement, each Independent Director will serve on this council for a period of three years beginning with the closing of the Reorganization and will receive compensation from the Adviser in an amount equal to his or her current compensation as Director of the Target Fund;
•	The same or lower fees and expenses of the Acquiring Fund as compared to the Target Fund;
•	The benefits of the ETF structure, including increased flexibility to buy and sell shares at current prices, the transparency of portfolio holdings as well as the tax advantages of the ETF structure as discussed above;
•	The Reorganization, as contemplated by the Plan, will be a tax-free reorganization;
•	The costs of the Reorganization, as set forth in the Plan, will be borne by the Adviser, whether or not the Reorganization is consummated, except for any transfer fees, stamp tax, brokerage commissions or other transaction costs relating to the transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities;
•	The interests of the current stockholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;
•	The Target Fund stockholders will receive Acquiring Fund shares with the same aggregate net asset value as their Target Fund shares (adjusted for distributions to redeem fractional shares, if any); and
•	After the Reorganization, the Acquiring Fund stockholders will be able to purchase and sell shares throughout the trading day at the then-prevailing market price on the NYSE Arca, Inc.;
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•	The recommendation of the Adviser to approve the Reorganization following its consideration of alternatives to the Reorganization; and
•	The Adviser’s expectations that SMA clients may contribute portfolio securities to the Acquiring Fund via the Additional Transactions.

The Target Fund Board, including all of the Independent Directors, concluded that the Reorganization of the Target Fund into the Acquiring Fund was in the best interests of the Target Fund and its stockholders, and that the Target Fund’s stockholders would not have their interests diluted as a result of the Reorganization. The determinations made by the Target Fund’ Board were made on the basis of each Target Fund Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Target Fund Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

PROXY VOTING AND STOCKHOLDER MEETING INFORMATION

Target Fund Board Recommendation and Required Vote.

The Target Fund Board unanimously recommends that stockholders of the Target Fund vote FOR the proposal.

As noted below under “Quorum and Methods of Tabulation,” there must be a quorum present in order to transact business at the Meeting. For the Target Fund, approval of the Reorganization requires the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Target Fund or (ii) 67% or more of the outstanding voting securities of the Target Fund present at the Meeting if more than 50% of the outstanding voting securities of the Target Fund are present at the Meeting in person or represented by proxy.

If the Reorganization is not approved for the Target Fund, the Target Fund Board will consider what further action should be taken with respect to the Target Fund which may include continuing to operate the Target Fund as a mutual fund.

Voting.

Stockholders of record of the Target Fund as of the close of business on April 30, 2026 (previously defined as the “Record Date”) are entitled to vote at the meeting.

The record holders of the outstanding shares of the Target Fund are entitled to one vote per share (and a fractional vote per fractional share) on the matter presented at the Meeting. [•] shares of the Target Fund were outstanding as of the close of business on the Record Date.

Quorum and Methods of Tabulation.

A quorum of stockholders is required to take action at the Meeting. A majority of the shares issued and outstanding and entitled to vote, represented in person or by proxy, will constitute a quorum of stockholders at the Meeting. For purposes of determining the presence of a quorum and counting votes, shares represented by abstentions and broker non-votes, if any, will be counted as present, but not as votes cast at the Meeting.

Approval of the Reorganization requires the affirmative vote of a “majority of the outstanding voting securities” of the Target Fund. Under the 1940 Act, a majority of the outstanding voting securities means the lesser of (i) 67% or more of the voting securities of the Target Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the Target Fund’s outstanding voting securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Target Fund.

Under the 1940 Act majority vote described above, abstentions and broker non-votes have the effect of votes “AGAINST” a matter submitted for stockholder consideration. In completing the Proxy Card, therefore, stockholders should be aware that checking the box labeled “ABSTAIN” would result in the shares covered by the Proxy Card having the same effect as if they were voted “AGAINST” the approval of the Reorganization. If a Proxy Card is properly executed and

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returned and no choice is specified, the shares will be voted “FOR” the approval of the Reorganization, and in the discretion of the named proxies as to any other matters to appear properly before the Meeting.

Stockholder Proxies.

All properly executed and timely received proxies will be voted in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted FOR the approval of Reorganization.

Properly executed proxies may be returned with instructions to abstain from voting (an “abstention”) or represent a “broker non-vote” (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power to vote).

Revoking Your Proxy.

Any stockholder may revoke his or her proxy at any time prior to its exercise by giving written notice to the Secretary of the Target Fund, by signing and submitting another proxy of a later date, or by voting in person at the Meeting.

Solicitation of Proxies.

The Target Fund is asking for your vote and for you to vote as promptly as possible. Proxies will be solicited primarily through the mailing of this Combined Proxy Statement/Prospectus and its enclosures, but proxies also may be solicited through further mailings, telephone calls, personal interviews or e-mail by employees or agents of the Adviser. The Target Fund has engaged EQ Fund Solutions, LLC , to assist in soliciting proxies for the Meeting (the “Proxy Solicitor”). It is estimated that the Proxy Solicitor will receive a fee of $90,000 for its services, to be paid by the Adviser, plus reimbursement of additional proxy solicitation expenses.

Dissenters’ Right of Appraisal.

Under applicable legal and regulatory requirements, none of the Target Fund’s stockholders will be entitled to exercise dissenters’ rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, stockholders will be bound by the terms of the Plan. However, any stockholder of the Target Fund may redeem his/her/their shares prior to the Reorganization.

Other Business.

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the notice of the special meeting. Accordingly, other than procedural matters relating to the proposal, no other business may properly come before the Meeting. If any procedural matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons voting the proxies.

Adjournment.

In the event that a quorum is not present at the Meeting, the chairman of the Meeting may adjourn the Meeting or the chairman or the persons named as proxies may propose and vote for one or more adjournments of the Meeting, with no other notice than announcement at the Meeting, in order to permit further solicitation of proxies. If an adjournment proposal is submitted to stockholders, the shares represented by proxies indicating a vote contrary to the position recommended by a majority of the Target Fund Board on a Proposal will be voted against adjournment.

CAPITAL STRUCTURE AND stockholder RIGHTS

Form of Organization. The Acquiring Fund is a series of Northern Lights Fund Trust II (“NLFT II” or the “Acquiring Trust”), which is a Delaware statutory trust. The Target Fund is a Maryland corporation. The Acquiring Trust is governed by the Agreement and Declaration of Trust dated August 26, 2010 (the “Acquiring Trust Declaration”), its bylaws and Delaware law. The Target Fund is governed by its charter (the “Target Fund Charter”), its bylaws and Maryland law. Information about the stockholder rights provided for in each Fund’s governing instruments and governing law is provided below.

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Shares. The directors and trustees of the Target Fund and the Acquiring Trust, respectively, have the power to cause the issuance of shares without stockholder approval. The governing instruments of the Acquiring Trust and Target Fund indicate that the amount of shares that the Acquiring Trust may issue is unlimited while the Target Fund may issue 100 million shares of common stock. The Target Fund Board has the power, without the approval of the stockholders, to increase or decrease the number of shares of stock, or the number of shares of stock of any class or series, that the Target Fund has authority to issue. Shares of the Target Fund and the Acquiring Fund have no preemptive or other rights to subscribe to any additional shares or other securities issued by the Funds.

The governing instruments of the Acquiring Trust further provide that all shares of NLFT II entitled to vote on a matter shall vote separately by series. That is, the stockholders of each series have the right to approve or disapprove matters affecting NLFT II and each respective series as if the series were separate companies. That said, if the 1940 Act requires all shares of NLFT II to be voted in the aggregate without differentiation between the separate series, then all NLFT II’s shares shall be entitled to vote on a one-vote-per-share basis. Additionally, if any matter affects only the interests of some but not all series or classes, then only the stockholders of such affected series or class shall be entitled to vote on the matter. The stockholders of the Target Fund are entitled to one vote for each share held of the Target Fund.

stockholder /Stockholder Meetings. The Acquiring Trust is not required to hold an annual meeting of stockholders while the Target Fund is not required to hold an annual meeting of its stockholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. stockholder meetings for the Acquiring Fund or any series may be called by the Trustees of Acquiring Trust, the Chairman of the Acquiring Fund Board or the President of Acquiring Trust from time to time for any lawful purpose, including electing Trustees. Special meetings of the stockholders of the Acquiring Trust or any series shall be called by the Acquiring Fund Board, Chairman, or President upon the written request of stockholders owning at least one-third of the outstanding shares entitled to vote. Special meetings of stockholders of the Target Fund may be called by the chairman of the Target Fund Board or the president and/or chief executive officer and shall be called by the secretary upon the written request of holders of shares entitled to cast not less than twenty-five per cent of all the votes entitled to be cast at such meeting.

Quorum. The governing instruments of the Acquiring Trust provide that, except when a larger quorum is required by applicable law, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a stockholder meeting shall constitute a quorum. The governing instruments of the Target Fund provides that holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum.

Adjournment of stockholder/Stockholder Meetings. The governing instruments of the Acquiring Trust provide that any meeting of stockholders may be adjourned from time to time, by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.  The governing instruments of the Target Fund do not address adjournment of stockholder meetings.

Vote Required. The governing documents of the Acquiring Trust provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of directors/trustees. The governing documents of Target Fund provide that when a quorum is present at any meeting, the affirmative vote of a majority of the votes cast shall decide any question brought before such meeting, unless the question is one upon which by express provision of the 1940 Act, as from time to time in effect, or other statutes or rules or orders of the SEC or of the Target Fund Charter a different vote is required, in which case such express provision shall govern and control the decision of such question.

 Removal of Directors/Trustees by stockholders/Stockholder. The governing instruments of the Acquiring Trust provide that stockholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder. The Acquiring Trust’s Declaration provides that the Acquiring Fund Board, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Acquiring Fund Board or remove Trustees with or without cause. The stockholders may fix the number of Trustees and elect Trustees at any meeting of stockholders called by the Trustees for that purpose.

Consistent with Maryland law, the governing instruments of the Target Fund provide that any director may be removed, either with or without cause, at any meeting of stockholders duly called and at which a quorum is present by the affirmative vote of the majority of the votes entitled to be cast thereon, and the vacancy in the Target Fund Board caused by such removal may be filled by the stockholders at the time of such removal. Under Maryland law, the Target Fund Board may not remove a director.

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Personal Liability of stockholders/Stockholders. The governing instruments for the Target Fund and the Acquiring Trust (and Maryland law as applicable to the Target Fund) generally provide that stockholder/stockholders will not be subject to personal liability for the obligations of a Fund.

Amendments of Governing Instruments. The governing instruments of the Target Fund and the Acquiring Trust (and Maryland law as applicable to the Target Fund) provide that the Directors or Trustees, as applicable, may amend the governing instruments at any time in writing without the need for stockholder or stockholder action.

Derivative Actions. The governing instruments of the Acquiring Trust state that a stockholder or stockholders may bring derivative action on behalf of the Acquiring Trust only if the stockholder or stockholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused.

While the governing instruments of the Target Fund do not address derivative actions, under Maryland common law, stockholders of a Maryland corporation may bring a derivative action only if they first make a pre-suit demand upon the directors to bring the subject action, unless such a demand would be futile.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND
AND THE TARGET FUND

Additional information is available in the Target Fund’s prospectus, statement of additional information, and the most recent annual and semi-annual stockholder reports, as applicable. Because the Acquiring Fund has not yet commenced operations, no annual report is available for it. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Appendix A to this Combined Proxy Statement/Prospectus.

The Target Fund’s Prospectus is incorporated herein by reference and is legally deemed to be part of this Combined Proxy Statement/Prospectus. The Target Fund’s Statement of Additional Information is also incorporated herein by reference, and is legally deemed to be part of this Combined Proxy Statement/Prospectus.

The applicable prospectuses, statements of additional information, including those described above, and the most recent annual and semi-annual stockholder reports have been filed with the SEC and are available, free of charge, by (i) calling the Adviser toll-free at [•], (ii) accessing the documents at the Funds’ website at http://www.sequoiafund.com or (iii) writing to the Funds at the address listed above. In addition, these documents may be obtained from the EDGAR database on the SEC’s Internet site at https://www.sec.gov/. You also may obtain this information upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

PRINCIPAL Stockholders

As of the date hereof, the Acquiring Fund was not operational and, therefore, had no stockholders. As of March 31, 2026, the officers and Directors of the Target Fund, as a group, owned or controlled less than 1% of the outstanding shares of the Target Fund. As of March 31, 2026, the below stockholders owned of record, or to the knowledge of the Target Fund, beneficially, 5% or more of the outstanding shares of the class identified of the Target Fund.

Name and Address of Record or Beneficial Owner	Percentage of Target Fund	Type of Ownership
Charles Schwab & Co., Inc. 222 Main Street San Francisco, CA 94105-1905	11.10%	Record
National Financial Services 499 Washington Boulevard Jersey City, NJ 07310-1995	9.34%	Record

ADDITIONAL INFORMATION

Stockholders Sharing the Same Address. Normally, if two or more stockholders share the same address and last name, only one copy of the Combined Proxy Statement/Prospectus is being delivered to that address, unless the Target Fund has received contrary instructions from one or more of the stockholders at that shared address.

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Upon written or oral request, the Acquiring Fund will deliver promptly a separate copy of the Combined Proxy Statement/Prospectus to a stockholder at a shared address. Please call the Adviser toll-free at 800-686-6884 if you would like to receive a separate copy of the Combined Proxy Statement/Prospectus.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Target Fund’s financial performance for the period of the Target Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Target Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by KPMG LLP, whose report, along with the Target Fund’s financial statements, are included in the Target Fund’s December 31, 2025 Form N-CSR.

Further information about the Target Fund’s performance is contained in the Annual Report which is incorporated by reference into this Combined Proxy Statement/Prospectus. The Target Fund will furnish, without charge, a copy of its most recent Annual and Semi-Annual Report to any stockholder upon request.

The Acquiring Fund is new and has no performance history as of the date of this Combined Proxy Statement/Prospectus. The Acquiring Fund will adopt the financial history, including the financial highlights, of the shares of the Target Fund following the Reorganization.

The financial information below reflects the financial performance of the Target Fund and is not necessarily an indication of the Acquiring ETF’s future financial performance.

Sequoia Fund

December 31, 2025

Financial Highlights

	Year Ended December 31,
	2025	2024	2023	2022	2021
Per Share Operating Performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$183.51	$159.43	$124.72	$184.99	$169.62
Income from investment operations
Net investment loss	(0.25)	(0.43)	(0.18)	(0.66)	(0.13)
Net realized and unrealized gains (losses) on investments	39.46	33.62	34.89	(55.76)	42.92
Net increase (decrease) in net asset value from operations	39.21	33.19	34.71	(56.42)	42.79
Less distributions from
Net investment income	(0.02)(a)	(0.66)(a)	—	(0.02)(a)	(4.93)(a)
Net realized gains	(19.70)	(8.45)	—	(3.83)	(22.49)
Total distributions	(19.72)	(9.11)	—	(3.85)	(27.42)
Net asset value, end of year	$203.00	$183.51	$159.43	$124.72	$184.99

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Total Return	22.13%(b)	20.79%(b)	27.83%(b)	(30.52)%(b)	25.48%

Ratios/Supplementary data
Net assets, end of year (in millions)	$3,789	$3,365	$3,242	$2,987	$4,899
Ratio of expenses to average net assets
Before expenses reimbursed by Investment Adviser	1.11%	1.11%	1.11%	1.09%	1.07%
After expenses reimbursed by Investment Adviser	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment loss to average net assets	(0.13)%	(0.22)%	(0.12)%	(0.43)%	(0.27)%
Portfolio turnover rate	10%	7%	9%	16%	23%

(a)	The difference of net investment income/(loss) for financial and tax reporting is attributable to financial and tax accounting differences on corporate spin–offs. As a result, the Fund was required to make a distribution from net investment income for tax purposes.
(b)	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended December 31, 2025, 2024, 2023 and 2022 by 0.17%, 0.02%, 0.62% and 0.08%, respectively.

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APPENDIX A

stockholder Information for the Acquiring Fund

How Shares are Priced

Shares of the Acquiring Fund are bought and sold at two different prices and in two different ways depending upon the type of investor as described below.

All investors including retail investors and authorized participants may buy and sell Shares in secondary market transactions through brokers at market prices and the Shares will trade at market prices.

Only authorized participants may buy and redeem Shares from the Acquiring Fund directly and those transactions are effected at the Acquiring Fund’s NAV. Purchases and redemptions from the Acquiring Fund may only occur in creation units.

The NAV of the Acquiring Fund is determined at close of regular trading of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining the aggregate market value of all assets of the Acquiring Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Acquiring Fund, including management, administration, and custody fees, which are accrued daily. The determination of NAV for a Share for a particular day is applicable to all applications for the purchase of Shares, as well as all requests for the redemption of Shares, received by the Acquiring Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Acquiring Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Acquiring Fund Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Acquiring Fund Board has appointed the Advisor as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities with regard to the Acquiring Fund, other than overseeing pricing service providers used by the Trust. This designation is subject to Acquiring Fund Board oversight and certain reporting and other requirements designed to facilitate the Acquiring Fund Board’s ability to oversee the Valuation Designee’s fair value determinations effectively. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Acquiring Fund Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Acquiring Fund Board.

The Fund may use independent pricing services to assist in calculating the value of the Acquiring Fund’s securities.

If the Acquiring Fund was to invest in foreign securities, market prices for foreign securities would not be determined at the same time of day as the NAV for the Acquiring Fund. Because the Acquiring Fund may invest directly or indirectly through underlying ETFs in securities primarily listed on foreign exchanges, and these exchanges may trade on

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weekends or other days when the Acquiring Fund or underlying ETFs do not price their shares, the value of some of the Acquiring Fund’s portfolio securities may change on days when authorized participants (“APs”) may not be able to purchase or redeem Acquiring Fund shares.

In computing the NAV, the Acquiring Fund values foreign securities held by the Acquiring Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Acquiring Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Acquiring Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Acquiring Fund calculates its NAV, the Adviser may need to price the security using the Acquiring Fund’s fair value pricing guidelines. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Acquiring Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Acquiring Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. stockholders may obtain this information from the Acquiring Fund’s SAI.

How to Purchase Shares

Buying and Selling Shares in the Secondary Market

Investors may buy and sell Shares of the Acquiring Fund through a broker dealer on the NYSE Arca, Inc. (the “Exchange”). Shares trade under the following ticker symbol: SEQ. Shares can be bought and sold on the Exchange throughout the trading day like shares of other publicly traded companies.

Shares of the Acquiring Fund may be acquired or redeemed directly from the Acquiring Fund only by Authorized Participants in Creation Units or multiples thereof, in creation or redemption transactions.

You may buy and sell individual Shares of the Acquiring Fund only through a broker dealer in secondary market transactions on the Exchange. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Creation and Redemption Transactions

The Fund issues and redeems Shares at NAV only in large blocks of Shares (each block of Shares is called a “Creation Unit”) to Authorized Participants that have entered into agreements with the Acquiring Fund’s distributor. Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Acquiring Fund.

Purchases and redemptions directly with the Acquiring Fund must follow the Acquiring Fund’s procedures, which are described in the SAI.

Premium/Discount Information

Investors who buy and sell Shares in secondary market transactions through brokers purchase and sell such Shares at market prices. The market price of Shares may be greater than, equal to, or less than the Acquiring Fund’s NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

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Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Fund Shares

The Acquiring Fund Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Acquiring Fund are listed for trading on a national securities exchange.

Distributions and Taxes

Dividends, Distributions and Taxes

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In kind arrangements are designed to protect ongoing stockholders from the adverse effects on the Acquiring Fund’s portfolio that could arise from frequent cash redemption transactions. In a mutual fund, redemptions can have an adverse tax impact on taxable stockholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing stockholders of the mutual fund, whereas the Shares’ in-kind redemption mechanism generally will not lead to a tax event for the Acquiring Fund or its ongoing stockholders. Share creations or redemptions that are transacted in cash are less than efficient than shares that are created or redeemed in-kind.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by the Acquiring Fund. The Fund distributes its net realized capital gains, if any, to stockholders annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

No dividend reinvestment service is provided by the Acquiring Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Acquiring Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Acquiring Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

o       The Fund makes distributions,

o       You sell your Shares listed on the Exchange, and

o       You purchase or redeem Creation Units.

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Taxes on Distributions

Distributions from the Acquiring Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Acquiring Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Acquiring Fund satisfies certain holding period and other restrictions), if any, generally are subject to federal income tax for non-corporate stockholders who satisfy those restrictions with respect to their Shares at the rate for net capital gain. A part of the Acquiring Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Acquiring Fund receives from domestic corporations subject to federal income tax (excluding real estate investment trusts) and excludes dividends from foreign corporations subject to similar restrictions. However, dividends a corporate stockholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Acquiring Fund (if that option is available). Distributions reinvested in additional Shares through the means of a dividend reinvestment service, if available, will be taxable to stockholders acquiring the additional Shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Distributions in excess of the Acquiring Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares and as capital gain thereafter. A distribution will reduce the Acquiring Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses from sales of Shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An authorized participant that exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any Cash Component it pays. An authorized participant that exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the Shares being redeemed and the value of the securities. The Internal Revenue Service (the “Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less.

If an Authorized Participant purchases or redeems Creation Units, the authorized participant will be sent a confirmation statement showing how many Shares the authorized participant purchased or sold and at what price. See “Tax Status” in the SAI for a description of the newly effective requirement regarding basis determination methods applicable to Share redemptions and the Acquiring Fund’s obligation to report basis information to the Service.

The Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. The Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause the Acquiring Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Acquiring Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Acquiring Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the

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potential tax consequences of an investment in the Shares under all applicable tax laws. See “Tax Status” in the SAI for more information.

FUND SERVICE PROVIDERS

Ultimus Fund Solutions, LLC is the Acquiring Fund’s administrator and fund accountant. It has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds and exchange-traded funds.

Brown Brothers Harriman & Co. , located at 50 Post Office Square, Boston, MA, 02110-1548, is the Acquiring Fund’s transfer agent and custodian.

Northern Lights Distributors located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, is the distributor for the shares of the Acquiring Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Vedder Price P.C. 1401 New York Avenue NW Washington, DC 20005, serves as legal counsel to the Trust.

[•], [•], serves as the Acquiring Fund’s independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Acquiring Fund.

OTHER INFORMATION

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Acquiring Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are affecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers affecting transactions in the Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

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DRAFT

APPENDIX B

AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”) is made as of this [•] day of [•], 2026 by Northern Lights Fund Trust II, a Delaware statutory trust (the “Acquiring Trust”), on behalf of Sequoia ETF, a series of the Acquiring Trust (the “Acquiring Fund”), Sequoia Fund, Inc., a Maryland corporation (the “Target Fund”), and Ruane Cunniff L.P. (for purposes of Section 9.1 of this Agreement only), the investment adviser to the Acquiring Fund and the Target Fund (the “Adviser”). The Acquiring Fund and the Target Fund may be referred to herein each as a “Fund” and, collectively, as the “Funds.”

For the Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Target Fund into the Acquiring Fund will consist of: (i) the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”), plus cash in lieu of fractional Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; and (ii) the complete liquidation of the Target Fund by the distribution of all of the Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, if any, to (a) the stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that can accept ETF shares, and, to the extent practicable, (b) stockholders of the Target Fund who hold their Target Fund shares in a brokerage account that cannot accept ETF shares, or fund direct individual retirement account (“Direct IRA stockholders”), to a transfer agent that can hold such shares for the benefit of such stockholders or Direct IRA stockholders followed by the dissolution of the Target Fund thereafter as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, and each of the Acquiring Trust and Target Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Trust (the “Acquiring Trust Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the stockholders of the Acquiring Fund at the time of the Reorganization will not be diluted as a result of the Reorganization, and the Board of Directors of the Target Fund (the “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of the Target Fund and that the interests of the existing stockholders of the Target Fund will not be diluted as a result of its Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

Article I

TRANSFER OF ASSETS OF The Target FUND IN EXCHANGE FOR ACQUIRING FUND SHARES and the assumption of the Liabilities OF THE TARGET FUND AND LIQUIDATION AND DISSOLUTION OF The Target FUND

1.1               THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees to: (i) issue and deliver to the Target Fund the number of full Acquiring Fund Shares, plus cash in lieu of fractional shares, if any, computed in the manner set forth in Section 2.3; and (ii) assume all of the liabilities of the Target Fund, if any, as set forth in Section 1.3. All Acquiring Fund Shares to be issued to the Target Fund shall be issued at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

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1.2               ASSETS TO BE TRANSFERRED. The Target Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables, and any other property owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing.

1.3               LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date (as defined in Section 3.1). Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement.

1.4               SOLE stockholder APPROVALS. Prior to the Closing and prior to the transfer of stock and securities from certain separately managed accounts advised by the Adviser to the Acquiring Fund (the “SMA Contribution”), the Acquiring Fund will issue one Acquiring Fund Share (the “Initial Share”) to the Adviser or one of its affiliates (the “Sole stockholder”) in exchange for [$10.00] for the sole purpose of allowing the Sole stockholder to (a) approve the investment management agreement with respect to the Acquiring Fund, and (b) approve any other matter for which stockholder approval is required. Such Initial Share will be redeemed by the Acquiring Fund prior to the Closing and prior to the closing of the SMA Contribution for $[10.00].

1.5               LIQUIDATING DISTRIBUTION. As of the Effective Time (as defined in Section 3.1), the Target Fund will distribute in complete liquidation of the Target Fund all the Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, if any, received by the Target Fund pursuant to Section 1.1 to or for the benefit of its stockholders of record, determined as of the time of such distribution (each a “Target Fund stockholder” and, collectively, the “Target Fund stockholders”). All of the issued and outstanding shares of the Target Fund simultaneously will be redeemed and canceled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfers.

1.6               OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued to the Target Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Target Fund stockholders.

1.7               TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund’s shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8               LIQUIDATION AND DISSOLUTION. The Target Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with the Target Fund’s governing documents and the laws of the State of Maryland promptly following the Closing and the making of all distributions pursuant to Section 1.5, but in no event later than 12 months following the Closing Date.

1.9               REPORTING. Any reporting responsibility of the Target Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”) or other regulatory authority, any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund.

1.10           BOOKS AND RECORDS. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing and shall be turned over to the Acquiring Fund as soon as practicable following the Closing.

Article II

VALUATION

2.1               VALUATION OF TARGET FUND ASSETS. The value of the net assets of the Target Fund transferred to the Acquiring Fund will be the value of such assets, less the Target Fund’s liabilities assumed by the Acquiring Fund, computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus

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and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2               VALUATION OF ACQUIRING FUND SHARES. The net asset value per share for the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1; provided, however, that if the Acquiring Fund has no assets as of the Valuation Time, the net asset value per share for the Acquiring Fund Shares shall be $50.00 for purposes of this Section 2.2.

2.3               SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets as described in Article I shall be determined by dividing the value of such assets (net of the liabilities) transferred to the Acquiring Fund, determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with Section 2.2. For the avoidance of doubt, however, the number of Acquiring Fund Shares to be issued by the Acquiring Fund to the Target Fund shall be equal to the number of whole Acquiring Fund Shares that the Target Fund stockholders are entitled to receive in the liquidating distribution pursuant to Section 1.5. The Acquiring Fund will not issue any fractional Acquiring Fund Shares to the Target Fund and in lieu thereof shall issue to the Target Fund cash in an amount equal to the aggregate amount of fractional share interests to which Target Fund stockholders would otherwise be entitled multiplied by the net asset value of one Acquiring Fund Share determined pursuant to Section 2.2.

2.4               EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the NYSE or another exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5               COMPUTATIONS OF NET ASSETS. All computations of net asset value in this Article II shall be made by or under the direction of each Fund’s custodian in accordance with its regular practice in such capacity.

Article III

CLOSING AND CLOSING DATE

3.1               CLOSING DATE. The Closing shall occur on September 11, 2026 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Washington, D.C., or at such other time and/or place as the parties may agree.

3.2               CUSTODIAN’S CERTIFICATE. The Target Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund’s custodian on behalf of the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund.

3.3               TRANSFER AGENT’S CERTIFICATE. The Target Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that such transfer agent’s records contain the names and addresses of all of the stockholders of the Target Fund, and the number and percentage ownership of outstanding shares owned by each such stockholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Target Fund at the Closing a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing to the Target Fund or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

3.4               DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, assumptions of liability, share certificates, opinions, receipts and other documents or instruments, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

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Article IV

REPRESENTATIONS AND WARRANTIES

4.1               REPRESENTATIONS OF THE TARGET FUND. The Target Fund represents and warrants as follows:

(a)                The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)                The Target Fund is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)                The Target Fund is not, and the execution, delivery, and performance of this Agreement (subject to stockholder approval, if applicable, and compliance with the other provisions hereof) will not result, in violation of the Target Fund’s charter or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(d)                Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing.

(e)                 No litigation, administrative proceeding, or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)                The financial statements of the Target Fund as of the last day of and for its most recently completed fiscal year have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of the last day of its most recently completed fiscal year and there are no known liabilities, contingent or otherwise, of the Target Fund as of such date that are not disclosed in such statements.

(g)                Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(h)                 All federal, state, local, and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)                 All of the issued and outstanding shares of the Target Fund are, and as of the Closing will be, duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 3.3. The Target Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Target Fund, and no outstanding securities convertible into shares of the Target Fund.

(j)                At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”),

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except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)                 The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)              The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)                From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund stockholders, if applicable, and as of the Closing, any written information furnished by the Target Fund for use in the Registration Statement, stockholder Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as have been or will be obtained.

(o)                For each taxable year of its operations, including the taxable year ending on the Closing Date, the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under Subchapter M of the Code (a “RIC”) and (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared and paid a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a RIC. Prior to the Closing, the Target Fund will have had no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

4.2               REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of itself and the Acquiring Fund, represents and warrants as follows:

(a)                The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)                The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Declaration of Trust.

(c)                The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)                The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to compliance with the provisions hereof) will not result, in violation of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)                No litigation, administrative proceeding or investigation of or before any court or governmental body presently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts

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that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)                 The authorized capital of the Acquiring Fund consists of an unlimited number of common shares of beneficial interest, without par value. As of the date hereof and immediately prior to the Closing, the Acquiring Fund has had and will have no outstanding common shares or any other outstanding securities other than the Initial Share issued to the Sole stockholder for the purposes set forth in Section 1.4, no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and no outstanding securities convertible into shares of the Acquiring Fund.

(g)                The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Trust Board required pursuant to Rule 17a-8(a) under the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)                The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund stockholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund.

(i)                 The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(j)                 From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of the Target Fund’s stockholders, if applicable, and as of the Closing, any written information furnished by the Acquiring Trust with respect to the Acquiring Fund for use in the Registration Statement, stockholder Materials (as defined in Section 5.7) and any supplement or amendment thereto or to the documents included or incorporated by reference therein, or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(k)                No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be obtained.

(l)                 The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and will do so for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for its taxable year that includes the Closing Date. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC for its taxable year that includes the Closing Date. The Acquiring Fund has no earnings and profits accumulated in any taxable year to which the provisions of Part I of Subchapter M of the Code did not apply to it.

(m)              The Acquiring Fund was newly-formed for the purpose of engaging in the Reorganization and SMA Contribution and has had no assets or liabilities, and will have no assets or liabilities prior to the Closing, other than on account of the SMA Contribution and as a result of the issuance of the Initial Share as contemplated by Section 1.4, and has engaged in no activities, and will engage in no activities prior to the Closing, other than as necessary to consummate the transactions hereunder and the SMA Contribution.

Article V

COVENANTS OF the FUNDs

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5.1               OPERATION IN ORDINARY COURSE. Subject to Sections 1.2 and 8.5, the Target Fund will operate its respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions, any other distributions necessary or desirable to avoid federal income or excise taxes, and stockholder purchases and redemptions.

5.2               APPROVAL OF stockholderS. If stockholder approval of the transactions contemplated hereby is required under the 1940 Act, by applicable state law, or the Target Fund’s charter and/or By-Laws, the Target Fund will call a meeting of its stockholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required stockholder approval of the transactions contemplated hereby.

5.3               INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4               ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5               FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6               STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Controller or Treasurer of the Target Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.5.7               PREPARATION OF REGISTRATION STATEMENT AND stockholder MATERIALS. The Acquiring Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Target Fund for distribution to Target Fund stockholders and related matters (the “Registration Statement”). The Registration Statement shall include a proxy statement or information statement, as applicable, of the Target Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Registration Statements, including the proxy statement, information statement and related materials (the “stockholder Materials”), for inclusion therein, in connection with the meeting of the Target Fund’s stockholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8               TAX STATUS OF REORGANIZATION. The intention of the parties is that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. No Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.8.

Article VI

CONDITIONS PRECEDENT TO OBLIGATIONS of The Target FUND

With respect to the Reorganization of the Target Fund, the obligations of the Target Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1               All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund a certificate executed in its name by the Acquiring Trust’s President or any Vice President, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Target Fund shall reasonably request.

6.2               The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

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6.3               The closing of the SMA Contribution shall have occurred at least one day before the Closing.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF the ACQUIRING FUND

With respect to the Reorganization of the Target Fund, the obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1               All representations, covenants, and warranties of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or any Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect, and as to such other matters as the Acquiring Fund shall reasonably request.

7.2               The Target Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3               The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller or Treasurer of the Target Fund.

7.4               Prior to the Valuation Time, the Target Fund will have declared and paid the dividends contemplated by Section 8.5.

7.5               The Target Fund shall have delivered to the Acquiring Fund such records, agreements, certificates, instruments and such other documents as the Acquiring Fund shall reasonably request.

7.6               The closing of the SMA Contribution shall have occurred at least one day before the Closing.

Article VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Funds to consummate the transactions under this Agreement are subject to the fulfillment or waiver of the following conditions:

8.1               If stockholder approval of the transactions contemplated hereby is required under the 1940 Act, by applicable state law, or the Target Fund’s charter and/or By-Laws, this Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with applicable law and the provisions of the Target Fund’s charter and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this Section 8.1.

8.2               As of the Closing, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3               All consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained or made.

8.4               The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no

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investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5               The Target Fund shall have declared and paid, prior to the Valuation Time, a dividend or dividends with respect to its shares in an amount to be determined by the Target Fund’s officers in accordance with the Target Fund’s past practice that, together with all other dividends paid by the Target Fund with respect to all taxable periods ending on or before the Closing Date, shall have the effect of distributing to its stockholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6               The Target Fund shall have received an opinion from Vedder Price P.C., dated as of the Closing Date, substantially to the effect that:

(a)                The Acquiring Trust is a validly existing voluntary association with shares of beneficial interest commonly referred to as a “Delaware statutory trust,” and is existing under the laws of the State of Delaware.

(b)                The execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to this Agreement will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws.

(c)                To the knowledge of such counsel, (i) the Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the State of Delaware for the issuance of Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

8.7               The Acquiring Fund shall have received an opinion from Seward & Kissel LLP, with respect to Sequoia Fund, Inc. dated as of the Closing Date, substantially to the effect that:

(a)                The Target Fund is a corporation duly incorporated and validly existing under the laws of the State of Maryland.

(b)                The execution and delivery of this Agreement by the Target Fund did not, and the exchange of the Target Fund’s assets for Acquiring Fund Shares pursuant to this Agreement will not, violate the Target Fund’s charter or By-Laws.

(c)                To the knowledge of such counsel, (i) the Target Fund is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect and is not subject to any stop order; and (ii) all regulatory consents, authorizations, orders, approvals or filings required to be obtained or made by the Target Fund under the federal laws of the United States of America or the laws of the State of Maryland for the transfer of the Target Fund’s assets and liabilities in exchange for Acquiring Fund Shares and all other transactions pursuant to this Agreement have been obtained or made.

In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness  and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word “knowledge” and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquiring Fund as to factual matters.

8.8               With respect to the Reorganization, the Funds participating in the Reorganization shall have received an opinion of Vedder Price P.C., dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund, substantially to the effect that for federal income tax purposes:

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(a)                The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the complete liquidation of the Target Fund by the distribution of all the Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, so received by the Target Fund to or for the benefit of the Target Fund stockholders of record and the dissolution of the Target Fund promptly thereafter under applicable state law, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)                No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)                No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the complete liquidation of the Target Fund by the distribution (whether actual or constructive) of all such Acquiring Fund Shares, plus cash in lieu of fractional Acquiring Fund Shares, to the Target Fund stockholders solely in exchange for such stockholders’ shares of the Target Fund.

(d)                No gain or loss will be recognized by the Target Fund stockholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares plus cash in lieu of fractional Acquiring Fund Shares, except to the extent the Target Fund stockholders receive cash in lieu of a fractional Acquiring Fund Share.

(e)                The aggregate basis of the Acquiring Fund Shares received by each Target Fund stockholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such stockholder (reduced by the amount of any basis allocable to a fractional Acquiring Fund Share for which cash is received).

(f)                 The holding period of the Acquiring Fund Shares received by each Target Fund stockholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such stockholder, provided the Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)                The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the Effective Time of the Reorganization.

(h)                The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset).

No opinion will be expressed as to (1) the effect of the Reorganization on the Target Fund, the Acquiring Fund or any Target Fund stockholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, (2) the effect of the Reorganization on any direct or indirect stockholder of the Target Fund under the alternative minimum tax imposed under Section 55 of the Code or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Trust and the Funds, and the Trust, and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, no Fund may waive the conditions set forth in this Section 8.8.

Article IX

EXPENSES

9.1               The expenses incurred in connection with the Reorganization (“Reorganization Expenses”) will be borne by the Adviser. Reorganization Expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statements and other stockholder Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees

45

incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. If the Reorganization is not approved or completed, the Adviser or an affiliate will bear the Reorganization Expenses. For the purposes of this Section 9.1, Reorganization Expenses do not include transfer fees, stamp duty, brokerage commissions or other transaction costs relating to the transfer of securities from the Target Fund to the Acquiring Fund at the time of the Reorganization and the sale and purchase of securities in those foreign markets that do not permit the in-kind transfer of securities, commissions or other transaction costs in connection with any repositioning of the portfolios of the Funds, and each Fund shall bear its own such costs.

9.2               Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3               Notwithstanding the foregoing, Reorganization Expenses will in any event be paid by the party directly incurring such Reorganization Expenses if and to the extent that the payment by another party of such Reorganization Expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

Article X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1           The parties agree that no party has made to any other party any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2           The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

Article XI

TERMINATION

11.1           This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by the President or any Vice President of the Acquiring Trust or the Target Fund without further action by the Target Fund Board or the Acquiring Trust Board. In addition, any Fund may at its option terminate the Agreement, as the case may be, at or before the Closing due to:

(a)                a breach by the non-terminating party of any representation, warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)                a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)                a determination by the Target Fund Board or the Acquiring Trust Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2           In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust or the Funds. Notwithstanding any other provision of this Agreement to the contrary, the termination of this Agreement with respect to a Fund will have no effect on the obligation of that Fund to bear the portion of Reorganization expenses allocated to it as provided in Section 9.1.

Article XII

AMENDMENTS

12.1           This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Target Fund subject to the prior review of each Fund’s counsel and the authorization of the Acquiring Trust Board and Target Fund Board; provided, however, that following any meeting of the stockholders of the Target Fund called by such Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund

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Shares to be issued to the Target Fund stockholders under this Agreement to the detriment of such stockholders without their further approval.

Article XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1           The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The use of the terms “including” or “include” in this Agreement shall in all cases herein mean “including, without limitation” or “include, without limitation,” respectively.

13.2           This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The execution and delivery of this Agreement may occur by facsimile or by email in portable document format (PDF) or by other means of electronic signature and electronic transmission, including DocuSign or other similar method, and originals or copies of signatures executed and delivered by such methods shall have the full force and effect of the original signatures.

13.3           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

13.4           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5           The Acquiring Trust is a Delaware statutory trust organized in series of which its Fund constitutes one such series, and the Target Fund is a Maryland corporation. The Acquiring Trust is executing this Agreement with respect to the Acquiring Fund only. Pursuant to the Declaration of Trust of the Acquiring Trust and Section 3804(a) of the Delaware Statutory Trust Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a Fund are enforceable against the assets of such Fund only, and not against the assets of the Acquiring Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Trust generally or any other series thereof are enforceable against the assets of the Acquiring Fund.

13.6           The failure of the Target Fund or the Acquiring Fund with respect to the Target Fund to consummate a Reorganization shall not affect the validity of any other Reorganization, and the provisions of this Agreement shall be construed to effect this intent.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NORTHERN LIGHTS FUND TRUST II, on behalf of Sequoia ETF By: Name: Title:

SEQUOIA FUND, INC. By: Name: Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only: RUANE CUNNIFF L.P. By: Name: Title:

VP/#75171165.8

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The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED April 10, 2026

NORTHERN LIGHTS FUND TRUST II
Sequoia Fund, Inc.
Sequoia ETF

PART B

STATEMENT OF ADDITIONAL INFORMATION

May 11, 2026

This Statement of Additional Information (the “SAI”) relates to the reorganization (“Reorganization”) of Sequoia Fund, Inc., a Maryland corporation (the “Target Fund”), into a newly-created ETF, to be named the Sequoia ETF (the “Acquiring Fund” and together with the Target Fund, the “Funds”), a series of the Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”).

This SAI contains information which may be of interest to stockholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Proxy Statement/Prospectus dated May 11, 2026 (the “Combined Proxy Statement/Prospectus”). As described in the Combined Proxy Statement/Prospectus, the Reorganization would involve the transfer of substantially all the assets and all of the liabilities of the Target Fund in exchange for shares of the Acquiring Fund. The Target Fund will distribute the Acquiring Fund shares it receives to its stockholders in complete liquidation of the Target Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Proxy Statement/Prospectus. The Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to the Target Fund or the Acquiring Fund, c/o Sequoia Fund, Inc., [P.O. Box 46707 Cincinnati, Ohio 45246] or by calling [•].

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Proxy Statement/Prospectus.

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Incorporation by Reference
Independent Registered Public Accounting Firm
Supplemental Financial Information
Appendix A - Additional Information About The Acquiring Fund
1
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INCORPORATION BY REFERENCE

This SAI incorporates by reference the following documents only insofar as they relate to the Target Fund (SEC File Nos. 811-01976 and 002-35566):

1. The Statement of Additional Information of Sequoia Fund, Inc., dated May 1, 2025;

2.        The audited financial statements included in the Form N-CSR of Sequoia Fund, Inc. for the fiscal year ended December 31, 2025.

The audited financial statements and related independent registered public accounting firm’s report for the Target Fund, for the fiscal year ended December 31, 2025, are incorporated herein by reference only insofar as they relate to the Target Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

Copies of any of the above-referenced documents may be viewed online or downloaded without charge on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of these reports, as well as proxy materials and other information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov. In addition, copies of the above-referenced documents relating to the Target Fund may be obtained at no charge on the Target Fund’s website www.sequoiafund.com or by calling 800-686-6884.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements for the Target Fund incorporated by reference into the Combined Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of KPMG LLP, given their authority as experts in auditing and accounting.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of the Target Fund and the Acquiring Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the “Comparison of the Target Fund and the Acquiring Fund—Fees and Expenses” section of the Combined Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio. As a result, schedules of investments of the Target Fund modified to show the effects of the Reorganization are not required and are not included.

The Target Fund will be the accounting and performance survivor if stockholders approve the Reorganization. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Target Fund.

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APPENDIX A—ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Sequoia ETF (the “Acquiring Fund”) is a newly formed series of Northern Lights Fund Trust II, a Delaware statutory trust. The attached Statement of Additional Information (“SAI”) for the Acquiring Fund generally provides additional information about the Acquiring Fund that is not required to be in the Acquiring Fund’s prospectus.

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---------------------------------

The Trust	1
Exchange Listing and Trading	1
Investment Policies, Strategies and Associated Risks	2
Management of the Fund	7
Board of Trustees	7
Board Leadership Structure	7
Board Responsibilities	7
Board Risk Oversight	7
Trustee Qualifications	8
Trustees and Officers	8
Board Committees	10
Trustee Compensation	10
Trustee Ownership	11
Management and Trustee Ownership	11
Control Persons and Principal stockholders	11
Investment Adviser	11
Portfolio Managers and Investment Committee	13
Other Service Providers	14
Distribution of Fund Shares	16
Portfolio Transactions and Brokerage Allocation	16
Portfolio Turnover	17
Code of Ethics	18
Proxy Voting Procedures	18
Anti-Money Laundering Compliance Program	18
Portfolio Holdings Information	18
Purchase, Redemption and Pricing of Shares	19
Financial Statements	30

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The Trust

Fund History

The Sequoia ETF (the “Fund”) is a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on August 26, 2010. Ruane Cunniff L.P. (the “Adviser”) serves as the investment adviser to the Fund.

The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.

The Fund is a non-diversified series of the Trust.  The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus.  The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.  Immediately prior to the Fund’s commencement of operations, the assets and liabilities of Sequoia Fund, Inc. (the “Predecessor Fund”), were acquired by the Fund in a tax-free reorganization as set forth in an agreement and plan of reorganization between the Trust, on behalf of the Fund, and the Predecessor Fund (the “Reorganization”). The Reorganization occurred after the close of business on September 11, 2026. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund.

The shares of the Fund are principally listed and traded on the NYSE Arca, Inc. (the “Exchange”), as shown on the cover of this SAI. ETFs, such as the Fund, do not sell or redeem individual shares of the Fund. Instead, financial entities known as “Authorized Participants” (which are discussed in greater detail below) have contractual arrangements with the Fund or the Distributor to purchase and redeem Fund shares directly with the Fund in large blocks of shares known as “Creation Units.” An Authorized Participant that purchases a Creation Unit of Fund shares from the Fund deposits with the Fund a “basket” of securities, cash and/or other assets identified by the Fund that day, and then receives the Creation Unit of Fund shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund shares for a basket of securities, cash and/or other assets. The basket is generally representative of the Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may utilize baskets that are not representative of the Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creation and Redemption of Creation Units.”

The Trust’s Agreement and Declaration of Trust - General

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  stockholders can remove a Trustee to the extent provided by the 1940 Act and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by stockholders.  As a result, normally no annual or regular meetings of stockholders will be held unless matters arise requiring a vote of stockholders under the Agreement and Declaration of Trust or the 1940 Act.

The Trust is not required to and does not intend to hold annual meetings of stockholders.

The Trust’s Agreement and Declaration of Trust – stockholder Derivative Actions

A stockholder may bring derivative action on behalf of the Trust only if the stockholder or stockholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established by the Board to consider the merits of such action, has a personal financial interest in the action at issue.

Exchange Listing And Trading

Shares of the Fund are approved for listing and trading on the Exchange, subject to notice of issuance, and will be available for purchase and sale through a broker-dealer at market price on each day that the Exchange is open for business.

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The market price of the Fund’s shares may trade below, at, or above the most recently calculated NAV per share of the Fund. As is the case of other publicly traded securities, your purchase or sale of the Fund’s shares in the secondary market will be subject to brokerage commissions which will be based on negotiated commission rates at customary levels.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange maintains certain listing standards and requires listed companies like the Fund to continue to comply with such standards while their shares are available for trading on the Exchange. The Exchange may, but is not required to, remove the shares of the Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the shares, there are fewer than 50 beneficial holders of the shares; (2) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) the Fund fails to meet certain continued listing standards of the Exchange; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares from listing and trading upon termination of the Trust or the Fund.

The base and trading currencies of the Fund is the U.S. dollar. The base currency is the currency in which the Fund’s NAV is calculated and the trading currency is the currency in which shares of the Fund are listed and traded on the Exchange.

The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Policies, Strategies And Associated Risks

The investment objective of the Fund is long-term growth of capital. The investment objective of the Fund and the description of the Fund’s principal investment strategies are set forth under “Principal Investment Strategies” and “Principal Risks” in the Prospectus. The Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the outstanding voting securities of the Trust, although the Fund will provide stockholders with written notice of any change to the Fund’s investment objective at least 60 days prior to such change.

Ordinarily, the Fund’s portfolio is invested in equity securities of U.S. and non-U.S. companies. The Fund may also invest in restricted securities, certain special situations, debt securities, securities offered in initial public offerings, cash and cash equivalents, and total return swaps. The following supplements the information contained in the Prospectus concerning the investment objective, strategies and policies and risks of investing in the Fund.

Foreign Securities

Investments may be made in both domestic and foreign companies. Investors should recognize that investments in foreign companies involve certain considerations that are not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Foreign stock markets have substantially less volume than the New York Stock Exchange and may be closed for extended periods, and securities of some foreign companies may be more difficult to trade or dispose of and more volatile than securities of comparable domestic companies. Transaction costs and brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the United States, may be higher. Foreign security trading, settlement and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in domestic markets, may be complex and may result in increased risk or substantial delays. There may be less government regulation and/or supervision of foreign stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability, war, tariffs, terrorism, nationalization, limitations on the repatriation of funds or other assets, or diplomatic developments that could affect investments in those countries. The Chinese government is involved in a longstanding dispute with Taiwan and has made threats of invasion. Military conflict between China and Taiwan may adversely affect securities of Chinese, Taiwan-based and other issuers both in and outside the region, adversely impact the economies of China and other Asian countries, disrupt supply chains, and severely affect global economies and markets.

Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such

2

developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries.

The imposition of, or an increase in, tariffs or trade restrictions between the U.S. and foreign countries, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economies of the U.S. and foreign countries. Certain foreign governments levy withholding or other taxes against dividend and interest income from, or transactions in, foreign securities. Although in some countries a portion of these taxes is recoverable by the Fund, the nonrecovered portion of foreign withholding taxes will reduce the income received from such securities. Individual foreign economies may differ favorably or unfavorably from that of the United States in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Restricted or Not Readily Marketable Securities

The Fund may invest in securities acquired in a privately-negotiated transaction from the issuer or a holder of the issuer’s securities and which may not be distributed publicly without registration under the Securities Act of 1933, as amended (the “Securities Act”). Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act. The Fund will not invest in any restricted security if such investment would cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund’s net assets (at the time of such investment and after giving effect thereto). Restricted securities are valued in accordance with the Fund’s valuation policies and procedures.

The purchase price and subsequent valuations of restricted securities may reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them more difficult to trade or dispose of. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund’s net assets (at the time of such investment and after giving effect thereto).

If, pursuant to the foregoing policy, the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels. There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

Special Situations

The Fund intends to invest in special situations from time to time. A special situation arises when, in the opinion of the Fund’s management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations may involve much greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years’ continuous operation (including that of predecessors) if such purchase would cause the Fund’s investments in all such companies to exceed 25% of the value of the Fund’s total assets.

Debt Securities

The Fund may invest in corporate and U.S. Government debt securities. Debt securities are used by issuers to borrow money. The issuer usually pays a variable, floating or fixed rate of interest, and must repay the amount borrowed, usually at the maturity of the security. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. Corporate debt securities include, but are not limited to, debt obligations of public and private corporations.

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U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, stockholders are primarily exposed to interest rate risk.

The Fund’s investments in debt securities are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan of reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

The ratings of debt securities by Moody’s Ratings, S&P Global Ratings, Fitch Ratings and other ratings agencies are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor’s standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

The Fund’s investments in debt securities are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and increase in value when interest rates decline. Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change.

Initial Public Offerings

The Fund may invest in securities issued in initial public offerings (“IPOs”). IPO securities are subject to market risk and liquidity risk. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, limited information about the issuer, and other factors. These fluctuations could impact the net asset value per share (“NAV”) and return earned on the Fund’s shares. A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.

Cash and Cash Equivalents

The Fund usually maintains a portion of its total assets in cash or securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities. When the Fund’s cash is held in a deposit account at the Fund’s custodian, the Fund will be subject to credit risk with respect to the custodian. The Fund’s cash deposits held at the custodian are eligible for insurance (in the aggregate) by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.

Total Return Swaps

The Fund may engage in total return swaps from time to time for portfolio and cash management purposes, including entering into a new portfolio position while the Fund is selling an existing position and other portfolio and cash management purposes. A total return swap is an agreement by which one party agrees to pay the other party the total return of a particular underlying security during a specified period in return for periodic payments, which may be based on a fixed or variable interest rate.

The Fund’s use of total return swaps involves risks that are different from, or possibly greater than, the risks associated with investing directly in the underlying security for a particular swap. Total return swaps could result in losses if

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the underlying security does not perform as anticipated. There is no guarantee that the Fund’s investment in a total return swap will deliver returns in excess of the embedded transaction costs and, accordingly, the Fund’s performance may be less than would be achieved by a direct investment in the underlying security.

Risks may arise as a result of the failure of the Fund’s counterparty to a total return swap to comply with the terms of the swap arrangement. The Fund will be exposed to losses if the counterparty declines, or is unable, to pay margin owed to the Fund or the return attributable to the reference security. Therefore, the Fund considers the creditworthiness of a counterparty prior to entering into a total return swap with the counterparty.

Total return swaps may reflect a leveraged investment and incorporate transaction costs which are borne by the Fund. Depending on the degree of leverage inherent in a total return swap, the swap can be highly volatile and entail a greater risk of loss than other investments. The relatively low initial margin deposits required to establish a swap position results in a leveraged position. As a result, a relatively small movement in the price of the underlying security may result in a profit or loss which is high in proportion to the amount of funds deposited as margin. Such risks may arise from unanticipated movements in the value of the equity security underlying a particular total return swap.

Other Investment Policies

The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation. In any event, under ordinary circumstances, securities will typically be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes. While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund’s investment objective, its annual portfolio turnover rate generally should not exceed 75%. The portfolio turnover rate is calculated by dividing the lesser of the Fund’s purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund’s portfolio securities during that period. Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.

Under the 1940 Act, a diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer. While the Fund is a non-diversified investment company under the 1940 Act and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), as it intends to do (see “Tax Considerations”). The Fund will not acquire more than 25% of any class of the securities of any issuer. The Fund reserves the right, without stockholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its stockholders.

The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a stockholder vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the 1940 Act. The Fund may not:

1.	Underwrite the securities of other issuers, except the Fund may, as indicated above (see “Restricted or Not Readily Marketable Securities”), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.
2.	Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.
3.	Purchase or sell commodities or commodity contracts.
4.	Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities. (See “Restricted or Not Readily Marketable Securities”).
5.	Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund’s total assets at the time any borrowing is made, provided that the term “borrow” shall not include the short-term credits referred to in paragraph 6 below.
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6.	Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.
7.	Make short sales of securities.
8.	Purchase or sell puts and calls on securities.
9.	Participate, on a joint or joint and several basis, in any securities trading account.
10.	Purchase the securities of any other investment company except (1) in the open market where, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than the customary broker’s commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.
11.	Invest in companies for the purpose of exercising management or control.
12.	Invest more than 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of any one issuer.
13.	Issue senior securities, except as permitted by the 1940 Act.
14.	Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

In connection with the qualification or registration of the Fund’s shares for sale under the securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth above, that it will not (i) purchase material amounts of restricted securities, (ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable, (iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities), (iv) purchase or retain any securities of another issuer of which those persons affiliated with the Fund or the Adviser, owning, individually, more than 1/2 of 1% of said issuer’s outstanding stock (or securities convertible into stock) own, in the aggregate, more than 5% of said issuer’s outstanding stock (or securities convertible into stock) and (v) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund’s assets at the time of purchase provided that not more than 2% of the Fund’s net assets at the time of purchase may be invested in warrants not listed on the Exchange or the NYSE American.

Cybersecurity

As the use of the Internet and other technologies has become more prevalent in the course of business, the Fund and its service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cybersecurity.

Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund stockholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity incidents, there can be no assurance that those measures will be effective, particularly since the Fund does not control the cybersecurity defenses or plans of its service providers, financial intermediaries or companies with which those entities do business or companies in which the Fund invests. Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund or stockholder assets, Fund or customer data (including private stockholder information), or proprietary information, or cause the Fund, the Adviser, and/or the Fund’s service providers (including, but not limited to, the accounting agent, custodian, administrator, transfer agent and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Fund stockholders from purchasing, redeeming, or exchanging shares or receiving distributions. The

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Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Cybersecurity incidents may result in financial losses to the Fund and its stockholders, and substantial costs may be incurred in seeking to prevent or minimize future cyber security incidents.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s stockholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011.   The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) setting the agendas for board meetings and (d) ensuring board members are provided necessary materials in advance of each board meeting.  The Trust believes that (i) its Chairman, (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, each of its funds and each stockholder.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills. The Board of Trustees reviews its leadership structure regularly on at least an annual basis. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its CCO at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information and oversees the Trust’s service providers’ adherence to the Trust’s policies and procedures.

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Investment advisers managing the Trust’s series report to the Trust’s CCO and the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the CCO and the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO conducts on-going and continuous compliance testing and presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s President, Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over twenty-four years of experience in the investment management and brokerage business including a focus in compliance, legal and regulatory oversight and possesses a strong understanding of the regulatory framework under which investment companies must operate.  Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, and since December 2022 has been the President of TTS Associates, Inc., each a financial services firm, and from 1994 through 2010 held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past 10 years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc. Keith Rhoades held various accounting roles at Union Pacific Railroad, including Senior Director of General Ledger/Financial Research. Randy Skalla has more than 20 years of investment management experience including serving as President of L5 Enterprises, Inc. since 2001 and from 2001 through 2017 Mr. Skalla was a member of the Orizon Investment Counsel Board. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee and the Nominating Committee. All Independent Trustees are members of the Audit Committee, Compensation Committee and the Nominating Committee (“Standing Board Committees”). Inclusion of all Independent Trustees as members of all three of the Standing Board Committees allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246.

Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019).	1	NONE

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Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010); President of TTS Associates, Inc., (since December 2022) (each a financial services firm).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	1	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense); Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	1	NONE
Randy Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	1	NONE

Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin Wolf 1969	President since January 2013	Executive Vice President, Head of Client Strategies (since 2025); Executive Vice President, Head of Fund Administration and Product, Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2020 – April 2025), Vice President of the Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019 -2020); President, Gemini Fund Services, LLC (2012 - 2019).	N/A	N/A
Kent Barnes 1968	Secretary since April 2024	Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC (since November 2023); Vice President, U.S. Bancorp Fund Services, LLC (November 2018 to November 2023).	N/A	N/A

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Erik Naviloff 1969	Treasurer since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2012).	N/A	N/A
Emile Molineaux 1962	Chief Compliance Officer since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Compliance Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019).	N/A	N/A

*  The term of office for each Trustee and Officer listed above will continue indefinitely.

** As of December 31, 2025, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and not to any other series of the Trust. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series not included in the Fund Complex.

Board Committees

Audit Committee. The Board has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually. During the fiscal year ended December 31, 2025, the Audit Committee met ten times.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the Independent Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider stockholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the Independent Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the Independent Trustees. The Compensation Committee will generally meet annually.

Chairman’s Advisory Council

Each former independent director of the Predecessor Fund is available to provide insight and experience concerning the Predecessor Fund and the Adviser to the Chairman of the Board and the Adviser as a member of an advisory council to the Chairman.  Each former independent director of the Predecessor Fund will serve on this council for a period of three years beginning with the closing of the Reorganization and, for such service, are compensated by the Adviser. The former independent directors of the Predecessor Fund are not Trustees of the Trust, they receive no compensation from the Trust, and the advisory council is not a committee of the Trust or the Board.

Trustee Compensation

Each Trustee receives a quarterly fee of $22,500 (the “Trustee Fee”) to be paid at the beginning of each calendar quarter, allocated among each of the various portfolios comprising the Trust. Each Trustee will also receive reimbursement for any reasonable expenses incurred attending the regular quarterly meetings of the Trust. In addition to the Trustee Fee, the Audit Committee Chairman will receive an additional quarterly fee of $4,250 and the Chairman of the Trust receives an additional quarterly fee of $5,600. For special in-person meetings, each Trustee will receive a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting, which fees will generally be paid by the Adviser requesting the special in-person meeting. None of the executive officers will receive compensation from the Trust.

The table below details the amount of compensation estimated to be earned by each Trustee and paid by the Fund for the initial fiscal period ending December 31, 2026. The Fund pays the Adviser a “unitary” fee which the Adviser uses to

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pay Trust expenses. Accordingly, while Independent Trustee fees are an obligation of the Trust, they are paid by the Adviser, as are other Trust expenses. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan:

Name	Estimated Aggregate Compensation from Sequoia ETF	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees***
Thomas T. Sarkany	$0	None	None	$0
Anthony Lewis	$0	None	None	$0
Keith Rhoades*	$0	None	None	$0
Randal Skalla	$0	None	None	$0
Brian Nielsen**	$0	None	None	$0

*Mr. Rhoades also serves as Chairman of the Audit Committee.

**Mr. Nielsen also serves as Chairman of the Board of Trustees of the Trust.

*** There are currently multiple series comprising the Trust. The term “Fund Complex” refers only to the Fund and not to any other series of the Trust. For the fiscal year ended December 31, 2025, aggregate Independent Trustees’ fees were $482,550.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2025.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas T. Sarkany	None	None
Anthony H. Lewis	None	None
Keith Rhoades	None	None
Randal D. Skalla	None	None
Brian Nielsen*	None	None

Management and Trustee Ownership

As of March 31, 2026, the Trustees and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

Control Persons and Principal stockholders

A principal stockholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for stockholder vote by the Fund.

The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. As of the date of this SAI, the Fund had not commenced operations.

Investment Adviser

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Ruane Cunniff L.P., a wholly-owned subsidiary of Ruane, Cunniff & Goldfarb Inc., serves as the investment adviser to the Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Adviser, subject to such policies as the Board of Trustees may determine, is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

Under the Advisory Agreement, the Adviser is responsible for all operating expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except costs of borrowing money (including (a) interest and (b) dividend expenses on securities sold short), 12b-1 distribution fees or expenses, brokerage expenses, commissions and other transaction expenses, taxes and governmental fees, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business.

After an initial period of two years, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of the holders of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon sixty (60) days’ prior written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by a resolution of the Board of Trustees, including the vote or written consent of the Trustees who are not parties to the Advisory Agreement or interested persons of either party, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, with respect to the Fund at a meeting held on April [___], 2026.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general stockholder communications and conducting stockholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and stockholder services for the Fund; and furnishing reports, evaluations and analyses on a variety

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of subjects to the Trustees.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee based on the Fund’s average daily net assets at the following annual rate:

Fund	Management Fee Annual Rate
Sequoia ETF	0.99%

The fee is computed daily and payable monthly.

The following table sets forth, for each of the last three years, (i) the management fee that was received by the Adviser, (ii) the portion, if any, of such fee reimbursed to the Predecessor Fund pursuant to the expense limitation agreement in place for the Predecessor Fund and (iii) the net amount received by the Adviser from the Predecessor Fund.

Year Ended	Management Fee	Amount Reimbursed	Net Amount Received
December 31, 2023	$30,956,852	$3,312,405	$27,644,447
December 31, 2024	$34,596,994	$3,557,789	$31,039,205
December 31, 2025	$36,658,869	$3,947,514	$32,711,355

Portfolio Managers and Investment Committee

The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to the Advisory Contract. John B. Harris, Arman Gokgol-Kline and Trevor Magyar are the co-portfolio managers of the Fund and, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the “Committee”), are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. The Committee, which reflects the team approach used by the Adviser, meets regularly to determine the current investment parameters of the Fund. The Committee is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Greg Alexander, who is a non-voting member of the Committee.

Mr. Harris, as Chair of the Committee, may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund’s investment in any security from exceeding 20% of the Fund’s net assets.

The Fund does not directly compensate the co-portfolio managers. Each co-portfolio manager’s compensation is paid solely by the Adviser in the form of a fixed salary and bonus. In addition, each co-portfolio manager who has a share ownership in Ruane, Cunniff & Goldfarb Inc. (the “Parent”) also receives a percentage of the net profits of the Parent based on such share ownership. The net profits of the Parent include profits of the Adviser (if any). The co-portfolio managers are not compensated based directly on the performance of the Fund. The Fund is the sole registered investment company managed by the Committee and its members. The advisory fee paid by the Fund is not based on the performance of the Fund. The co-portfolio managers who manage privately offered pooled investment vehicles are entitled to receive incentive compensation based on the profits, if any, of such vehicles.

The following tables provide information regarding other pooled investment vehicles and other accounts over which the co-portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of December 31, 2025.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed ($ millions)	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Other Registered Investment Companies Managed with Performance-based Fees ($ millions)
John B. Harris	0	$0	0	$0

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Arman Gokgol-Kline	0	$0	0	$0
Trevor Magyar	0	$0	0	$0

OTHER POOLED INVESTMENT VEHICLES

Portfolio Manager	Total Number of Other Pooled Investment Vehicles Managed	Total Assets of Other Pooled Investment Vehicles Managed ($ millions)	Number of Other Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Other Pooled Investment Vehicles Managed with Performance-based Fees ($ millions)
John B. Harris	7	$1,308	7	$1,308
Arman Gokgol-Kline	3	$56	3	$56
Trevor Magyar	3	$88	3	$88

OTHER ACCOUNTS

Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed		Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts Managed with Performance-based Fees
John B. Harris	1,078	$6,690	$6,690	0	$0
Arman Gokgol-Kline	1,074	$6,669	$6,669	0	$0
Trevor Magyar	1,081	$6,751	$6,751	0	$0

Potential conflicts of interest may arise for any co-portfolio manager between the management of the investments of the Fund and the management of the investments of the other pooled vehicles and other accounts. Although certain of such vehicles and accounts are managed in a similar manner to the Fund, the accounts and vehicles are not subject to the same regulatory requirements and restrictions as the Fund. In addition, concentrations of securities and cash may differ between any account or vehicle and the Fund due to many factors and circumstances.

The Adviser has adopted policies and procedures designed to ensure that investment allocations and trading practices are fair to its clients and that no client is disadvantaged over any other client over time. The Adviser has also adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment personnel of the Adviser engage in personal securities transactions.

The dollar ranges of the Predecessor Fund’s equity securities owned directly or beneficially by the co-portfolio managers as of December 31, 2025 are set forth below:

DOLLAR RANGE OF EQUITY SECURITIES OF THE PREDECESSOR FUND
John B. Harris	over $1,000,000
Arman Gokgol-Kline	over $1,000,000
Trevor Magyar	over $1,000,000

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Ultimus Fund Solutions, LLC (“UFS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Administrator”), acts as administrator for the Fund,

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subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of UFS or its affiliates.

The Administration Service Agreement is terminable by the Board or UFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of UFS or reckless disregard of its obligations thereunder, UFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, UFS provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s stockholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

Fund Accounting

UFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund. The Fund also pays the Administrator for any out-of-pocket expenses.

Transfer Agent

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts, 02110-1548 acts as transfer, dividend disbursing, and stockholder servicing agent for the Fund pursuant to written agreement with Fund (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, stockholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Custodian

Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts, 02110-1548 , (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

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As of the date of this SAI, the Fund had not commenced operations, and therefore, the Fund has not paid any compliance service fees to NLCS.

Legal Counsel

Vedder Price, P.C., 1401 New York Avenue NW, Washington, D.C. 20005, serves as counsel to the Trust.

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

[ ] serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022  (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an ETF Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offerings of the shares of the Fund are continuous and the Distributor acts as an agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing shares of the Fund in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investments or investment policies of the Fund.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not parties to the Distribution Agreement or the Trust’s distribution plan or interested persons of the Trust or of the Distributor (“Qualified Trustees”) by votes cast in person at a meeting called for the purpose of voting on such approval.

The Distribution Agreement may at any time be terminated, without penalty by the Trust, by a vote of a majority of the Qualified Trustees or by a vote of a majority of the outstanding shares of the Trust on 60 days’ written notice to the other party. The Distribution Agreement will automatically terminate in the event of its assignment.

The Fund does not pay the Distributor any fees under the Distribution Agreement. However, the Adviser pays an annual fee to the Distributor plus reasonable out-of-pocket expenses incurred by Distributor in connection with activities performed for the Fund, including, without limitation, printing and distribution of prospectuses and stockholder reports, out of its own resources.

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and determines which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, a better execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable execution available, consideration may be given to those broker-dealers that furnish or supply research and

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statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services.

While it is the Fund’s general policy to first seek to obtain the most favorable execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

As of the date of this SAI, the Fund had not commenced operations, and therefore, the Fund has not paid any brokerage commissions.

The Predecessor Fund paid the following brokerage commissions for the years ended December 31, 2025, December 31, 2024, and December 31, 2023, respectively:

Fund	2025	2024	2023
Predecessor Fund	$186,902	$248,672	$433,851

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to stockholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a

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higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions.

For the fiscal year ended December 31, 2025, the portfolio turnover rate for the Predecessor Fund was 10%. As of the date of this SAI, the Fund does not have operating history and therefore has no portfolio turnover information.

Code of Ethics

The Trust, the Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Fund as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees.

The Adviser has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) which are designed to ensure that the Adviser votes proxies, with respect to securities held by the Fund, in the best interests of the Fund. The Procedures require the Adviser to identify and address conflicts of interest between the Adviser (or any affiliated person of the Adviser or the Fund) and the stockholders of the Fund. If a material conflict of interest exists, the Adviser will determine whether voting in accordance with the guidelines set forth in the Procedures is in the best interests of the Fund or take some other appropriate action.

The Adviser, on behalf of the Fund, generally votes in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated). The Adviser, on behalf of the Fund, generally votes against poison pills and proposals for compensation plans deemed to be excessive. For all other proposals, the Adviser will determine whether a proposal is in the best interests of the stockholders of the Fund and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Adviser’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

You may obtain a description of the Procedures, and information regarding how the Predecessor Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, by visiting the Fund’s website at https://www.sequoiafund.com. This information may also be obtained from the Securities and Exchange Commission (the “SEC”) website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and providing a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, to the extent the Trust has relevant information, the Trust may be required to “freeze” the account of a stockholder if the stockholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

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The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund stockholders.

Each of the Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business on the Fund’s website. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated each day the New York Stock Exchange is open for trading via the National Securities Clearing Corporation (“NSCC”). Pursuant to Rule 6c-11 under the 1940 Act, information regarding the Fund’s current portfolio holdings will be available on a daily basis at https://www.sequoiafund.com.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Purchase, Redemption and Pricing of Shares

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares are Priced,” shares of the Fund are bought and sold at a price in two different ways depending upon the type of investor.

Investors may buy and sell shares in secondary market transactions through brokers at market prices and the shares will trade at market prices.

Only authorized participants may buy and redeem shares from the Fund directly and those transactions are effected at the Fund’s NAV.

The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations with regard to the Fund and responsibilities, other than overseeing pricing service providers used by the Trust. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Valuation Designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market.

Certain securities or investments for which daily market quotes are not readily available may be fair valued by the Valuation Designee, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximates fair value.

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Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are not readily available or deemed unreliable, the Fund may value securities at fair value as determined in good faith by the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Creation and Redemption of Creation Units

General

ETFs, such as the Fund, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, financial entities, known as “Authorized Participants,” have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in large blocks of shares known as “Creation Units.” Prior to start of trading on each business day, an ETF publishes through the NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An Authorized Participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day, and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The

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combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

An “Authorized Participant” is a member or participant of a clearing agency registered with the SEC that has a written agreement with the Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units (a “Participant Agreement”). Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Juneteenth, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Basket Composition and Custom Baskets.

Rule 6c-11(c)(3) under of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

The Fund may utilize a pro-rata basket or a custom basket in reliance on Rule 6c-11. A “pro-rata basket” is a basket that is a pro rata representation of the ETF’s portfolio holdings, except for minor deviations when it is not operationally feasible to include a particular instrument within the basket, except to the extent that the Fund utilized different baskets in transactions on the same Business Day.

Rule 6c-11 defines “custom baskets” to include two categories of baskets. First, a basket containing a non-representative selection of the ETF’s portfolio holdings would constitute a custom basket. These types of custom baskets include, but are not limited to, baskets that do not reflect: (i) a pro rata representation of ETF’s portfolio holdings; (ii) a representative sampling of an ETF’s portfolio holdings; or (iii) changes due to a rebalancing or reconstitution of an ETF’s securities market index, if applicable. Second, if different baskets are used in transactions on the same Business Day, each basket after the initial basket would constitute a custom basket. For example, if an ETF exchanges a basket with either the same or another Authorized Participant that reflects a representative sampling that differs from the initial basket, that basket (and any such subsequent baskets) would be a custom basket. Similarly, if an ETF substitutes cash in lieu of a portion of basket assets for a single Authorized Participant, that basket would be a custom basket. The Adviser’s Rule 6c-11 Committee defines any deviation from a pro-rata basket to be a “custom basket.”

Under a variety of circumstances, an ETF and its stockholders may benefit from the flexibility afforded by custom baskets. In general terms, the use of custom baskets may reduce costs, increase efficiency and improve trading. Because utilizing custom baskets provides a way for an ETF to add, remove and re-weight portfolio securities without transacting in the market, it may help the ETF to avoid transaction costs and adverse tax consequences. Rule 6c-11 provides an ETF with flexibility to use “custom baskets” if the ETF has adopted written policies and procedures that: (1) set forth detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the ETF and its stockholders, including the process for any revisions to, or deviations from, those parameters; and (2) specify the titles or roles of employees of the ETF’s investment adviser who are required to review each custom basket for compliance with those parameters (“Basket Procedures”).

The use of baskets that do not correspond to pro rata to an ETF’s portfolio holdings has historically created concern that an Authorized Participant could take advantage of its relationship with an ETF and pressure the ETF to construct a basket that favors an Authorized Participant to the detriment of the ETF’s stockholders. For example, because ETFs rely on Authorized Participants to maintain the secondary market by promoting an effective arbitrage mechanism, an Authorized

21

Participant holding less liquid or less desirable securities potentially could pressure an ETF into accepting those securities in its basket in exchange for liquid ETF shares (i.e., dumping). An Authorized Participant also could pressure the ETF into including in its basket certain desirable securities in exchange for ETF shares tendered for redemption (i.e., cherry-picking). In either case, the ETF’s other investors would be disadvantaged and would be left holding shares of an ETF with a less liquid or less desirable portfolio of securities. The Adviser has adopted policies and procedures designed to mitigate these concerns but there is ultimately no guarantee that such policies and procedures will be effective.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, pro rata baskets are calculated and supplied by the ETF’s custodial bank based on ETF holdings, whereas non-pro rata, custom and forward-looking pro rata baskets are calculated by a fund’s investment adviser and disseminated by the ETF’s custodial bank through the NSCC process. Prior to the opening of business of the Exchange (currently 9:30 a.m., Eastern Time), the ETFs publish this information for the day (subject to correction of any errors) and is made available through the NSCC to effectuate creations or redemptions of Creation Units of an ETF until the next list is announced on the next Business Day.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than the closing time of the regular trading session of the NYSE (ordinarily 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for business (the “Closing Time”) in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the Fund. At its discretion, the Fund may also require an Authorized Participant to submit orders to purchase or redeem Creation Units be placed earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual). In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The Fund may also accept orders to create Creation Units, whether through the Clearing Process (through a “Participating Party”, i.e., a broker-dealer or other participant in the Continuous Net Settlement system of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC) or outside the Clearing Process (through a DTC Participant, in either case, such party has signed a Participant Agreement with the Distributor), which must be submitted as a “Future Dated Traded” set for one or more Creation Units between 4:30 p.m. Eastern Time and 5:30 p.m. Eastern Time (the “Order Window”) in the manner set forth in the Participant Agreement and/or applicable order form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the Fund. In the case of custom orders, the order must be received by the transfer agent no later than 3:00 p.m. Eastern Time. The Fund may also accept orders to redeem Creation Units, which must be submitted as a “Future Dated Traded” set for one or more Creation Units between the Order Window in the manner set forth in the Participant Agreement and/or applicable order form. This deadline may be extended upon agreement between the transfer agent, Authorized Participant and the Fund. Shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders from investors who are not Authorized Participants to create Creation Units shall be placed with an Authorized Participant, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Units of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those persons placing orders should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of either (i) Deposit Instruments (as defined below) or (ii) Deposit Cash (as defined below), and the Cash Component (as defined below). Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the end of the Order Window. Order for Creation Units that are effected outside of the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. The delivery of Creation Units created through the Clearing Process will occur no later than the second Business Day following the Transmittal Date (T+2).

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A “Deposit Instrument” (an in-kind deposit of a designated portfolio of securities and other instruments) must be delivered to the Trust through DTC or NSCC, and Deposit Instruments which are non-U.S. securities, if applicable, must be delivered to an account maintained at the applicable local sub-custodian of the Trust on or before the International Contractual Settlement Date, as defined below. If a Deposit Instrument is an American depositary receipt or similar domestic instrument, it may be delivered to the Custodian. Deposit Instruments must be delivered to the Fund through the applicable processes set forth in the Participant Agreement.

“Deposit Cash” is the cash value of the Deposit Instruments.

Beneficial Owners of the Fund’s shares may sell their shares in the secondary market, but must accumulate enough shares to constitute a Creation Unit to redeem through the Fund. The Fund will not redeem shares in amounts less than Creation Units and there can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur customary brokerage and other costs in connection with assembling a sufficient number of the Fund’s shares to constitute a redeemable Creation Unit. Redemption requests must be placed by or through an Authorized Participant. Creation Units will be redeemable at their NAV per Creation Unit next determined after receipt of a request for redemption by the Fund.

In connection with taking delivery of shares of non-U.S. Fund Securities, if applicable, upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s transfer agent, the transfer agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 102% (105% for international securities), which the Adviser may change from time to time, of the value of the missing shares.

Purchase and Issuance of Creation Units

The consideration for purchase of a Creation Unit of shares of the Fund generally consists of either (i) Deposit Instruments or (ii) Deposit Cash, and an amount of cash computed as described below (the “Cash Component” sometimes also referred to as the “Balancing Amount”). Together, the Deposit Instruments or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the “Deposit Amount” (an amount equal to the aggregate market value of the Deposit Instruments and/or Cash Deposit, as applicable).

A Creation Unit will generally not be issued until the transfer of good title to the Fund of the Deposit Instruments or the payment of Deposit Cash, as applicable, and the payment of the Cash Component, the Creation Transaction Fee (as discussed below) and any other required cash amounts have been completed. In instances where the Fund accepts Deposit Securities for the purchase of a Creation Unit, to the extent contemplated by the applicable Participant Agreement, Creation Units of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Instruments as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 102% (105% for international securities) which the Adviser may change from time to time of the value of the missing Deposit Instruments. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to use such collateral to buy the missing Deposit Instruments at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such securities and the value of the collateral.

Delivery of Redemption Proceeds

Redemption proceeds for a Creation Unit are paid either in-kind and/or in cash, or a combination thereof, as determined by the Trust in accordance with the Basket Procedures. Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days. Due to the schedule of

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holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. Section 22(e) of the 1940 Act generally prohibits a registered open-end management investment company from postponing the date of satisfaction of redemption requests for more than seven days after the tender of a security for redemption. This prohibition can cause operational difficulties for ETFs that hold foreign investments and exchange in-kind baskets for Creation Units. For example, local market delivery cycles for transferring foreign investments to redeeming investors, together with local market holiday schedules, can sometimes require a delivery process in excess of seven days. However, Rule 6c-11 grants relief from Section 22(e) to permit an ETF to delay satisfaction of a redemption request for more than seven days if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants, or the combination thereof prevents timely delivery of the foreign investment included in the ETF’s basket. Under this exemption, an ETF must deliver foreign investments as soon as practicable, but in no event later than 15 days after the tender to the ETF. The exemption therefore will permit a delay only to the extent that additional time for settlement is actually required, when a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming authorized participants prevents timely delivery of the foreign investment included in the ETF’s basket. If a foreign investment settles in less than 15 days, Rule 6c-11 requires an ETF to deliver it pursuant to the standard settlement time of the local market where the investment trades. Rule 6c-11 defines “foreign investment” as any security, asset or other position of the ETF issued by a foreign issuer (as defined by Rule 3b-4 under the 1934 Act), and that is traded on a trading market outside of the United States. This definition is not limited to “foreign securities,” but also includes other investments that may not be considered securities. Although these other investments may not be securities, they may present the same challenges for timely settlement as foreign securities if they are transferred in kind.

With respect to in-kind redemptions of the Fund, the redemption proceeds for a Creation Unit generally consist of the Deposit Instruments—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the net asset value of the Fund shares (per Creation Unit) being redeemed, as next determined on the Transmittal Date after receipt of a request in proper form on the Submission Date, and the aggregate market value of the Deposit Instruments (the “Cash Redemption Amount”), less the applicable Redemption Transaction Fee (as described below) and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. In the event that the Deposit Instruments have an aggregate market value greater than the net asset value of the Fund’s shares (per Creation Unit), a compensating cash payment equal to the difference plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes, is required to be made by or through an Authorized Participant by the redeeming stockholder.

Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Fund Instruments it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Creation and Redemption Orders Outside the Clearing Process

As described above, the Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Administrator. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Submission Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, or the amount of Deposit Cash will be determined by the Trust, whose determination shall be final and binding. The Deposit Cash or cash equal to the Cash Component must be transferred directly to the Administrator through the Federal Reserve wire system in a timely manner so as to be received by the Administrator no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor during the Order Window on the Submission Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Administrator does not receive both the requisite Deposit Instruments and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following

24

Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second Business Day following the Transmittal Date (T+2).

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the Transmittal Date in proper form since in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 102% (105% for international securities) of the market value of the undelivered Deposit Instruments (the “Additional Cash Deposit”). The order shall be deemed to be received on the Submission Date provided that the order is placed in proper form during the Order Window on such date and federal funds in the appropriate amount are deposited with the Administrator by 11:00 a.m., Eastern Time, on the Business Day following the Transmittal Date. If the order is not placed in proper form during the Order Window on the Submission Date or federal funds in the appropriate amount are not received by 11:00 a.m. on the Business Day following the Transmittal Date, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 102% (105% for international securities) of the daily marked to market value of the missing Deposit Instruments. To the extent that missing Deposit Instruments are not received by 1:00 p.m., Eastern Time, on the second Business Day following the Transmittal Date or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Instruments. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the Transmittal Date by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Administrator or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the second Business Day following the Transmittal Date. However, as discussed in the section below, the Fund reserves the right to settle Creation Unit transactions on a basis other than the second Business Day following the Transmittal Date to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator during the Order Window on the Submission Date; (ii) such order is accompanied or proceeded by the requisite number of shares of the Fund and/or the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern Time, on the next Business Day following the Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Fund Securities, which are expected to be delivered within two Business Days, and/or the Cash Redemption Amount to the Authorized Participant, on behalf of the redeeming Beneficial Owner, by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Administrator according to the Fund’s established evaluation procedures computed on the Transmittal Date. Therefore, if a redemption order in proper form is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, and the requisite number of shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and/or the Cash Redemption Amount to be delivered will be determined by the Administrator on such Transmittal Date. If, however, a redemption order is submitted to the Administrator by a DTC Participant during the Order Window on the Submission Date, but either (1) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Submission Date. In such case, the value of the Fund Securities and the Cash Redemption

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Amount to be delivered will be computed on the Business Day that such order is deemed received by the Administrator, i.e., the Business Day on which the shares of the Fund are delivered through DTC to the Administrator by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined on the Transmittal Date (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a stockholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions. The Trust also reserves the right to offer an “all cash” option for redemptions of Creation Units for the Fund.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate the Fund and their ongoing stockholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse the Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Instruments to the accounts of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fee for the Fund is listed in the table below.

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$[ ]	[ ]%

* As a percentage of the amount invested.

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which the Fund may reject an order include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful; or (vi) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, the Distributor, DTC, NSCC, the transfer agent, the Custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation

26

Unit and/or the Authorized Participant acting on behalf of such prospective creator of the rejection of the order of such person. The Trust, the Fund, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

Tax Status

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All stockholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund qualifies and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Tax Code”), and intend to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to stockholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to stockholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Tax Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to stockholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Tax Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income will be made monthly for the Fund. Distributions of net capital gain, if any, will be made annually no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a stockholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Tax Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S.

27

government securities or the securities of other regulated investment companies) any one issuer, two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. stockholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Tax Code. The formula requires payment to stockholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time their distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of stockholders that are subject to tax. stockholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Tax Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to stockholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to stockholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such stockholders.

Certain U.S. stockholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. stockholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

The sale of Fund shares by a stockholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the stockholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the sale of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the sale of shares may be disallowed to the extent shares are purchased within 30 days before or after such sale.

Distributions of taxable net investment income and net capital gain will be taxable as described above

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable stockholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by stockholders on December 31, if paid during January of the following year. Sales of shares may result in tax consequences (gain or loss) to the stockholder and are also subject to these reporting requirements.

Under the Tax Code, the Fund is required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt stockholders. A brief explanation of the form and character of the distribution accompanies each distribution. In January of each year the Fund issues to each stockholder a statement of the federal income tax status of all distributions.

Under the backup withholding provisions of Section 3406 of the Tax Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt stockholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect

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TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to stockholders.

To the extent such investments are permissible, certain of the Fund’s hedging activities (including their transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund stockholders. However, the Fund may elect to treat a PFIC as a “qualified electing fund” (“QEF”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Foreign Currency Transactions

The Fund’s transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to its stockholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a stockholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a stockholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to stockholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A stockholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

General

stockholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on sales of the Fund’s shares.

stockholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

There are and will likely continue to be proposals for amendments to federal income tax laws that could, if enacted, have adverse effects on the Fund, their investments or their stockholders. stockholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. Vedder Price LLP has expressed no opinion in respect thereof.

Financial Statements

[_____] acts as the Fund’s independent registered public accounting firm and served as the Predecessor Fund’s independent registered public accounting firm. The 2025 Financial Statements for the Predecessor Fund, which are contained in the Predecessor Fund’s financial statements in Form N-CSR, are incorporated by reference in this SAI.

Other Information

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The registration statement, including exhibits, may be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

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PART C.

OTHER INFORMATION

Item 15. Indemnification

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies holds harmless or protects any officer or Trustee from or against any liability to the Trust or any stockholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

 Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

1)	(a) Agreement and Declaration of Trust dated August 26, 2010, previously filed on June 16, 2011 in the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(b) Certificate of Trust as filed with the State of Delaware on August 26, 2010, previously filed on June 16, 2011 in the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(c) Amended Agreement and Declaration of Trust dated May 23, 2019, previously filed on March 27, 2026, in the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

2)	By-Laws, effective as of August 26, 2010, previously filed on June 16, 2011, in the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.
3)	Not applicable.
4)	Agreement and Plan of Reorganization – Included in Part A as Appendix A.
5)	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “stockholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of stockholders” of the Registrant’s By-Laws.
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6)	Form of Investment Advisory Agreement between the Registrant and Ruane Cunniff L.P. with respect to the Sequoia ETF.[1]

7)	ETF Distribution Agreement between the Registrant and Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Post-Effective Amendment No. 507 on Form N-1A filed on August 9, 2021, is hereby incorporated by reference.
8)	Not applicable.
9)	Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.[1]
10)	Rule 18f-3 Plan, as amended October 15, 2025, 2025 (incorporated by reference to PEA No. 600 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2025).
11)	Opinion and Consent of Vedder Price P.C. Regarding Legality of Shares to be Issued.[1]
12)	Form of Opinion of Vedder Price P.C. on Tax Matters.[1]
13)	(a) Master ETF Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 19, 2021, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

(b) Amendment No.1 to the ETF Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated May 17, 2023, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

(c) Amendment No.2 to the ETF Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated November 1, 2023, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

(d) Amendment No.3 to the ETF Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated April 11, 2024, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

(e) 18f-4 Addendum to the ETF Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated May 17, 2023, which was previously filed as an exhibit to Registrant’s Post-Effective Amendment No. 570 filed May 17, 2024, is hereby incorporated by referenced.

14)	Consent of KPMG LLP[1]
15)	Not applicable.
16)	Powers of Attorney of the Trustees of the Registrant.[1]
17)	Form of Proxy Card.[1]

[1] Filed herewith.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

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(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to stockholders discussed in the Combined Prospectus/Proxy Statement in a post-effective amendment to this Registration Statement.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 10th day of April, 2026.

NORTHERN LIGHTS FUND TRUST II

By:/s/ Kevin Wolf

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

Brian Nielsen*	_________________________ Trustee & Chairman	April 10, 2026
Thomas Sarkany*	_________________________ Trustee	April 10, 2026
Anthony Lewis*	_________________________ Trustee	April 10, 2026
Keith Rhoades*	_________________________ Trustee	April 10, 2026
Randy Skalla*	_________________________ Trustee	April 10, 2026
Kevin Wolf*	_________________________ President and Principal Executive Officer	April 10, 2026
Erik Naviloff*	_________________________ Treasurer and Principal Financial Officer	April 10, 2026

*By:   /s/Kevin Wolf_______________

Kevin Wolf

* Attorney-in-Fact – pursuant to powers of attorney filed herewith

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EXHIBIT INDEX

Exhibit	Exhibit No.
Form of Investment Advisory Agreement between the Registrant and Ruane Cunniff L.P. with respect to the Sequoia ETF.	6
Form of Custody Agreement between the Registrant and Brown Brothers Harriman & Co.	9
Opinion and Consent of Vedder Price P.C. Regarding Legality of Shares to be Issued	11
Form of Opinion of Vedder Price P.C. on Tax Matters.	12
Consent of Auditor	14
Powers of Attorney of the Trustees of the Registrant.	16
Form of Proxy Card	17